EXECUTION COPY

                     GMACM HOME EQUITY LOAN TRUST 2002-HE3,


                                     Issuer,


                                       and


                        WELLS FARGO BANK MINNESOTA, N.A.,


                                Indenture Trustee

                            ------------------------


                                    INDENTURE

                            ------------------------


                           Dated as of August 28, 2002


                    GMACM HOME EQUITY LOAN-BACKED TERM NOTES

           GMACM HOME EQUITY LOAN-BACKED VARIABLE PAY REVOLVING NOTES




                                TABLE OF CONTENTS

                                                                                          PAGE


ARTICLE I  Definitions......................................................................2

Section 1.01      Definitions...............................................................2

Section 1.02      Incorporation by Reference of Trust Indenture Act.........................2

Section 1.03      Rules of Construction.....................................................2

ARTICLE II  Original Issuance Of Notes......................................................3

Section 2.01      Form......................................................................3

Section 2.02      Execution, Authentication and Delivery....................................3

Section 2.03      Advance or Additional Variable Pay Revolving Notes........................4

ARTICLE III  Covenants......................................................................5

Section 3.01      Collection of Payments with Respect to the Mortgage Loans.................5

Section 3.02      Maintenance of Office or Agency...........................................5

Section 3.03      Money for Payments to Be Held in Trust; Paying Agent......................5

Section 3.04      Existence.................................................................6

Section 3.05      Priority of Distributions; Defaulted Interest.............................7

Section 3.06      Protection of Trust Estate...............................................11

Section 3.07      Opinions as to Trust Estate..............................................12

Section 3.08      Performance of Obligations; Servicing Agreement..........................12

Section 3.09      Negative Covenants.......................................................13

Section 3.10      Annual Statement as to Compliance........................................13

Section 3.11      Recordation of Assignments...............................................13

Section 3.12      Representations and Warranties Concerning the Mortgage Loans.............13

Section 3.13      Assignee of Record of the Mortgage Loans.................................14

Section 3.14      Servicer as Agent and Bailee of the Indenture Trustee....................14

Section 3.15      Investment Company Act...................................................14

Section 3.16      Issuer May Consolidate, etc..............................................14

Section 3.17      Successor or Transferee..................................................16

Section 3.18      No Other Business........................................................16

Section 3.19      No Borrowing.............................................................16



Section 3.20      Guarantees, Loans, Advances and Other Liabilities........................17

Section 3.21      Capital Expenditures.....................................................17

Section 3.22      Owner Trustee Not Liable for Certificates or Related Documents...........17

Section 3.23      Restricted Payments......................................................17

Section 3.24      Notice of Events of Default..............................................17

Section 3.25      Further Instruments and Acts.............................................18

Section 3.26      Statements to Noteholders................................................18

Section 3.27      Determination of Note Rate...............................................18

Section 3.28      Payments under the Policy................................................18

Section 3.29      Replacement Enhancement..................................................19

Section 3.30      Additional Representations of Issuer.....................................19

ARTICLE IV  The Notes; Satisfaction And Discharge Of Indenture.............................20

Section 4.01      The Notes; Variable Pay Revolving Notes..................................20

Section 4.02      Registration of and Limitations on Transfer and Exchange of Notes;
                  Appointment of Certificate Registrar.....................................21

Section 4.03      Mutilated, Destroyed, Lost or Stolen Notes...............................23

Section 4.04      Persons Deemed Owners....................................................24

Section 4.05      Cancellation.............................................................24

Section 4.06      Book-Entry Notes.........................................................25

Section 4.07      Notices to Depository....................................................25

Section 4.08      Definitive Notes.........................................................26

Section 4.09      Tax Treatment............................................................26

Section 4.10      Satisfaction and Discharge of Indenture..................................26

Section 4.11      Application of Trust Money...............................................27

Section 4.12      Subrogation and Cooperation..............................................28

Section 4.13      Repayment of Monies Held by Paying Agent.................................28

Section 4.14      Temporary Notes..........................................................29

ARTICLE V  Default And Remedies............................................................29

Section 5.01      Events of Default........................................................29

Section 5.02      Acceleration of Maturity; Rescission and Annulment.......................29

Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture
                  Trustee..................................................................30



Section 5.04      Remedies; Priorities.....................................................32

Section 5.05      Optional Preservation of the Trust Estate................................34

Section 5.06      Limitation of Suits......................................................34

Section 5.07      Unconditional Rights of Noteholders to Receive Principal and Interest....35

Section 5.08      Restoration of Rights and Remedies.......................................35

Section 5.09      Rights and Remedies Cumulative...........................................35

Section 5.10      Delay or Omission Not a Waiver...........................................36

Section 5.11      Control by Enhancer or Noteholders.......................................36

Section 5.12      Waiver of Past Defaults..................................................36

Section 5.13      Undertaking for Costs....................................................37

Section 5.14      Waiver of Stay or Extension Laws.........................................37

Section 5.15      Sale of Trust Estate.....................................................37

Section 5.16      Action on Notes..........................................................39

Section 5.17      Performance and Enforcement of Certain Obligations.......................39

ARTICLE VI  The Indenture Trustee..........................................................40

Section 6.01      Duties of Indenture Trustee..............................................40

Section 6.02      Rights of Indenture Trustee..............................................42

Section 6.03      Individual Rights of Indenture Trustee...................................43

Section 6.04      Indenture Trustee's Disclaimer...........................................43

Section 6.05      Notice of Event of Default...............................................43

Section 6.06      Reports by Indenture Trustee to Noteholders..............................43

Section 6.07      Compensation and Indemnity...............................................43

Section 6.08      Replacement of Indenture Trustee.........................................44

Section 6.09      Successor Indenture Trustee by Merger....................................45

Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee........45

Section 6.11      Eligibility; Disqualification............................................47

Section 6.12      Preferential Collection of Claims Against Issuer.........................47

Section 6.13      Representations and Warranties...........................................47

Section 6.14      Directions to Indenture Trustee..........................................48

Section 6.15      Indenture Trustee May Own Securities.....................................48





ARTICLE VII  Noteholders' Lists and Reports................................................48

Section 7.01      Issuer to Furnish Indenture Trustee Names and Addresses of
                  Noteholders..............................................................48

Section 7.02      Preservation of Information; Communications to Noteholders...............48

Section 7.03      Reports by Issuer........................................................49

Section 7.04      Reports by Indenture Trustee.............................................49

ARTICLE VIII  Accounts, Disbursements and Releases.........................................49

Section 8.01      Collection of Money......................................................49

Section 8.02      Trust Accounts...........................................................49

Section 8.03      Officer's Certificate....................................................49

Section 8.04      Termination Upon Distribution to Noteholders.............................51

Section 8.05      Release of Trust Estate..................................................51

Section 8.06      Surrender of Notes Upon Final Payment....................................51

ARTICLE IX  Supplemental Indentures........................................................52

Section 9.01      Supplemental Indentures Without Consent of Noteholders...................52

Section 9.02      Supplemental Indentures With Consent of Noteholders......................53

Section 9.03      Execution of Supplemental Indentures.....................................54

Section 9.04      Effect of Supplemental Indenture.........................................55

Section 9.05      Conformity with Trust Indenture Act......................................55

Section 9.06      Reference in Notes to Supplemental Indentures............................55

ARTICLE X  Miscellaneous...................................................................55

Section 10.01     Compliance Certificates and Opinions, etc................................55

Section 10.02     Form of Documents Delivered to Indenture Trustee.........................57

Section 10.03     Acts of Noteholders......................................................58

Section 10.04     Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating
                  Agencies.................................................................58

Section 10.05     Notices to Noteholders; Waiver...........................................59

Section 10.06     Alternate Payment and Notice Provisions..................................60

Section 10.07     Conflict with Trust Indenture Act........................................60

Section 10.08     Effect of Headings.......................................................60

Section 10.09     Successors and Assigns...................................................60



Section 10.10     Severability.............................................................60

Section 10.11     Benefits of Indenture....................................................60

Section 10.12     Legal Holidays...........................................................61

Section 10.13     GOVERNING LAW............................................................61

Section 10.14     Counterparts.............................................................61

Section 10.15     Recording of Indenture...................................................61

Section 10.16     Issuer Obligation........................................................61

Section 10.17     No Petition..............................................................61

Section 10.18     Inspection...............................................................62


                                    EXHIBITS

Exhibit A-1    -      Form of Term Notes
Exhibit A-2    -      Form of Variable Pay Revolving Notes
Exhibit B      -      Form of 144A Investment Representation
Exhibit C      -      Form of Advance Request
Exhibit D             Form of Investor Representation Letter
Exhibit E             Form of Transferor Letter
Appendix A     -      Definitions

        This Indenture, dated as of August 28, 2002, is between GMACM Home Equity Loan Trust 2002-HE3, a Delaware business trust, as issuer (the "Issuer"), and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2002-HE3 GMACM Home Equity Loan-Backed Term Notes and GMACM Home Equity Loan-Backed Variable Pay Revolving Notes (together, the "Notes").


                                       GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Enhancer, all of the Issuer's right, title and interest in and to all accounts, chattel paper, general intangibles, contract rights, payment intangibles, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to whether now existing or hereafter created in any of the following: (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans (together with the Cut-Off Date Principal Balances and any Additional Balances arising thereafter to and including the date immediately preceding the commencement of the Rapid Amortization Period), and all monies due or to become due thereunder; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Capitalized Interest Account, and all funds on deposit or credited thereto from time to time (other than any income thereon), and the Pre-Funding Account, the Reserve Sub-Account and the Funding Account, and all funds on deposit or credited thereto from time to time; (d) the Policy and all hazard insurance policies; and
(e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

        The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

        The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   Definitions

        Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

               Section 1.03 Rules of Construction. Unless the context otherwise requires:

               (a)a term has the meaning assigned to it;

               (b)an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (c)"or" includes "and/or";

               (d)"including" means "including without limitation";

     (e)words in the singular include the plural and words in the plural include the singular;

     (f)the term "proceeds" has the meaning ascribed thereto in the UCC; and

               (g)any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

        Section 2.01 Form. The Term Notes and the Variable Pay Revolving Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

        Any additional Variable Pay Revolving Note issued by the Issuer (in accordance with the instruction of the Depositor) after the Closing Date pursuant to Section 2.03 shall be issued in accordance with the provisions of this Indenture and shall be in substantially the form of Exhibit A-2.

        Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Term Notes for original issue in an aggregate initial principal amount of $540,206,000 and Variable Pay Revolving Notes for original issue in an aggregate initial principal amount of $2,714,603. The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes shall have an initial principal amount of $210,000,000, $158,000,000 and $172,206,000, respectively.

        Each Note shall be dated the date of its authentication. The Term Notes shall be issuable as registered Book-Entry Notes and the Variable Pay Revolving Notes shall be issued as Definitive Notes, and each of the Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof. Each Class of the Variable Pay Revolving Notes shall be issued as a single note. Each Class of Variable Pay Revolving Note issued pursuant to
Section 2.03 shall be issued with an initial Note Balance equal to the outstanding Note Balance of the related Class of Term Notes as of the related Targeted Final Payment Date.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        Section 2.03 Advance or Additional Variable Pay Revolving Notes. Not later than ten (10) Business Days prior to a Targeted Final Payment Date, the Indenture Trustee, on behalf of the Issuer, will request an Advance (in substantially the form attached hereto as Exhibit C) from the Holder(s) of the Variable Pay Revolving Notes in an aggregate amount equal to the outstanding Note Balance of the related Class of Term Notes, to be paid on the Business Day prior to such Targeted Final Payment Date. Within three (3) Business Days thereafter, each Holder of a Variable Pay Revolving Note shall notify the Indenture Trustee in writing (as set forth in Exhibit C) whether it (or the Conduit Purchaser or Committed Purchasers under the Note Purchase Agreement) will make such Advance, subject to the continued satisfaction of the conditions precedent specified in the Note Purchase Agreement. If the Holders of the Variable Pay Revolving Notes (or the Conduit Purchaser or Committed Purchasers under the Note Purchase Agreement) indicate to the Indenture Trustee that they will not make an Advance in the aggregate amount equal to the outstanding Note Balance of the related Class of Term Notes, the Indenture Trustee will notify the Depositor by close of business on the next Business Day. If no such Advance will be made, the Depositor may direct the Issuer to issue an additional Variable Pay Revolving Note in an amount equal to the related outstanding Class of Term Notes. Upon receipt of such direction, the Issuer shall issue and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate, such additional Variable Pay Revolving Note in accordance with Sections 2.01 and 2.02 and Article IV. If such additional Variable Pay Revolving Note is issued, the Indenture Trustee shall register such Variable Pay Revolving Note in accordance with Article IV of this Indenture and deliver such Variable Pay Revolving Note in accordance with the instructions of the Depositor.

        Notwithstanding the foregoing, if an Early Amortization Event has occurred and is continuing, an Insolvency Event with respect to the Enhancer has occurred, any Class of Notes are rated below "AAA" or a Default has occurred and is continuing, the Indenture Trustee will not request an Advance and the Issuer will not issue an additional Variable Pay Revolving Note.

                                   ARTICLE III

                                    Covenants

        Section 3.01 Collection of Payments with Respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

        Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

        Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

               (a)hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (b)give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (c)at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (d)immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

               (e)comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (f)deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

        Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

        Section 3.05  Priority of Distributions; Defaulted Interest.
                      ---------------------------------------------

               (a)In accordance with Section 3.03(a) of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections and Interest Collections with respect to the Mortgage Loans, any optional advance of delinquent principal and/or interest on the Mortgage Loans made by the Servicer in respect of the related Collection Period, any Policy Draw Amount with respect to Mortgage Loans or the Notes deposited into the Note Payment Account (to be applied solely with respect to the payment of amounts described in clauses (i), (ii), (iii) and (vi) under paragraph (a) of this Section 3.05), and any amounts transferred to the Note Payment Account from the Pre-Funding Account, the Funding Account, the Capitalized Interest Account and/or the Reserve Sub-Account pursuant to Sections 3.17, 3.18, 3.19 and 3.20 of the Servicing Agreement, is as follows:

                      (i) from Interest Collections, to the Note Payment Account, for payment by the Paying Agent to the Noteholders of each Class of Term Notes and the Variable Pay Revolving Notes, pari passu, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date, including any Policy Draw Amount with respect to the Notes deposited into the Note Payment Account pursuant to Section 3.28(a)(ii), excluding any Interest Shortfalls and any Relief Act Shortfalls allocated thereto pursuant to
        Section 3.05(f);

                      (ii) from Net Principal Collections, to the extent not paid from Interest Collections, to the Note Payment Account, for payment by the Paying Agent to the Noteholders of each Class of Term Notes and the Variable Pay Revolving Notes, pari passu, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date, including any Policy Draw Amount with respect to the Notes deposited into the Note Payment Account pursuant to Section 3.28(a)(ii), excluding any Interest Shortfalls and any Relief Act Shortfalls allocated thereto pursuant to Section 3.05(f);

                      (iii) during the Revolving Period, to the Funding Account, Principal Collections to the extent not previously applied to purchase Additional Balances or Subsequent Mortgage Loans;

                      (iv) from Interest Collections, to the Enhancer, the amount of the premium for the Policy and any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                      (v) at the request of the holders of the Certificates, from Excess Spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

                      (vi) during the Revolving Period and the Amortization Periods, to the Note Payment Account, the Principal Distribution Amount for payment by the Paying Agent to the Noteholders for each Class of Variable Pay Revolving Notes, pro rata, based on their respective Note Balances, including any amount on deposit in the Note Payment Account on such Payment Date pursuant to Section 3.28(a)(iii), provided that any distributions of the Principal Distribution Amount during the Revolving Period shall be made to the Holders of the Variable Pay Revolving Notes until the Note Balances of the Variable Pay Revolving Notes have been reduced to zero, and then to the Term Notes, on a pro rata basis in accordance with the respective Note Balances, and any Liquidation Loss Amounts for any Payment Date during the Revolving Period shall be deposited in the Funding Account;

               (vii) to the Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement;

                      (viii) on or prior to the Payment Date occurring in May 2003, any remaining Excess Spread, to the Distribution Account, for distribution to the holders of the Certificates;

                      (ix) from any remaining Excess Spread during the Revolving Period, but only after the Payment Date occurring in May 2003, first, to the Note Payment Account for payment to each Class of Variable Pay Revolving Notes pro rata, based on their respective Note Balances, until the Note Balance thereof has been reduced to zero and then as a deposit to the Funding Account, the amount necessary to be applied on that Payment Date so that the Overcollateralization Amount, after giving effect to the application of funds pursuant to clause (vi) above, is not less than the Overcollateralization Target Amount;

                      (x) from any remaining Excess Spread during the Amortization Periods, to the Note Payment Account, the amount necessary to be applied on such Payment Date for payment by the Paying Agent to the Noteholders, which amount will be paid to each Class of Variable Pay Revolving Notes, pro rata, based on their respective Note Balances, so that the Overcollateralization Amount, after giving effect to the application of funds pursuant to clause (vi) above, is not less than the Overcollateralization Target Amount;

                      (xi) from any remaining Excess Spread during the Amortization Periods, to the Note Payment Account, any Liquidation Loss Amounts not otherwise covered by payments pursuant to clauses (vi), (ix) or (x) above on such Payment Date or prior Payment Dates, for payment by the Paying Agent to the Noteholders of each Class of Variable Pay Revolving Notes, pro rata, based on their respective Note Balances;

               (xii) to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement with respect to the Policy and the Notes;

                      (xiii) to the Note Payment Account from the remaining Excess Spread, for payment by the Paying Agent to the Noteholders any Interest Shortfalls on the Notes for such Payment Date and for any Payment Date not previously paid;

                      (xiv) during the Amortization Periods, to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section
        6.07 to the extent remaining unpaid;

               (xv) to the Reserve Sub-Account, the amount (if any) required pursuant to Section 3.05(c); and

                      (xvi) any remaining amount, to the Distribution Account, for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement;

provided, that on the Final Payment Date, the amount that is required to be paid pursuant to clause (vi) above shall be equal to the Note Balance immediately prior to such Payment Date and shall include any amount on deposit in the Note Payment Account on such Payment Date in accordance with Section 3.28(a)(iii).

        For purposes of the foregoing, the Note Balance of each Class of Notes on each Payment Date during the Amortization Periods for such Class of Notes will be reduced (any such reduction, an "Unpaid Principal Amount") by the pro rata portion allocable to such Notes of all Liquidation Loss Amounts for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clauses (vi), (ix, (x) or (xi) above, or by a draw on the Policy, and the Overcollateralization Amount is zero.

               (b) Notwithstanding the allocation of payments described in clause (a) above, unless an Early Amortization Event has occurred, all Collections on the Mortgage Loans payable as principal distributions on the Variable Pay Revolving Notes during the Amortization Periods will be so paid until the Note Balance of the Variable Pay Revolving Notes has been reduced to zero and thereafter, will be deposited into the Reserve Sub-Account. On the first Payment Date following the next Targeted Final Payment Date, amounts in the Reserve Sub-Account will be deposited into the Note Payment Account and applied as principal payments on the Variable Pay Revolving Notes issued on that previous Targeted Final Payment Date.

               Notwithstanding  the  allocation of payments  described in clause
(a) above, if an Early Amortization Event has occurred, all amounts in the Reserve Sub-Account and all Collections on the Mortgage Loans payable as principal distributions on the Variable Pay Revolving Notes pursuant to Section 3.05(a) will be paid on each Payment Date to the Holders of the Variable Pay Revolving Notes and the Term Notes on a pro rata basis, in accordance with their respective Note Balances.

               (c) Within ten (10) Business Days of each Targeted Final Payment Date, the Indenture Trustee, on behalf of the Issuer, will request an Advance (under the circumstances and in the manner set forth in Section 2.03 hereof) from the Holder of the Variable Pay Revolving Notes, the proceeds of which shall be applied by the Indenture Trustee to make principal payments in an amount equal to the outstanding Note Balance on the related Class of Term Notes on the related Targeted Final Payment Date or, if received within 10 days following the Targeted Final Payment Date, promptly following receipt thereof. If no Advance is received, the Issuer shall, at the direction of the Depositor, may issue an additional Variable Pay Revolving Note. Neither the Advance, nor proceeds from the sale of an additional Variable Pay Revolving Note issued with respect to a Targeted Final Payment Date, will exceed or be less than the amount necessary to pay the outstanding Note Balance on the related Class of Term Notes on such Targeted Final Payment Date. Advances may be made and additional Variable Pay Revolving Notes may be issued only in connection with a Targeted Final Payment Date and in accordance with this Indenture and the Trust Agreement. If no Advance is received, and the Trust fails to issue an additional Variable Pay Revolving Note on a Targeted Final Payment Date, an amount equal to 10 days interest on the related Class of Term Notes shall be deposited into the Reserve Sub-Account pursuant to Section 3.05(a)(xv) from amounts otherwise payable to Certificateholders. Upon the issuance and sale by the Trust of an additional Variable Pay Revolving Note within 10 days after the related Targeted Final Payment Date, the amount of interest deposited into the Reserve Sub-Account pursuant to Section 3.05(a)(xv) shall be paid to the Holders of the related Class of Term Notes, together with the Note Balance of such Class, in an amount equal to the interest accrued on such Class of Term Notes through the date of payment.

               (d) On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing Certificate, the amounts set forth above in the order of priority set forth in Section 3.05(a).

               Amounts paid to Noteholders shall be paid in respect of the Notes in accordance with the applicable percentage as set forth in paragraph (e) below. Interest on the Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

               (e)Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibits A-1 and A-2. All principal payments on the Term Notes and Variable Pay Revolving Notes of each Class shall be made in accordance with the priorities set forth in paragraphs (a), (b) and (c) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the applicable Targeted Final

Payment Date, the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

               On each Payment Date, the Overcollateralization Amount available to cover any Liquidation Loss Amounts on such Payment Date shall be deemed to be reduced by an amount equal to such Liquidation Loss Amounts (except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by a payment in respect of Liquidation Loss Amounts).

               (f) With respect to any Payment Date, interest payments on the Notes will be reduced by any Relief Act Shortfalls for the related Collection Period on a pro rata basis in accordance with the amount of interest payable on the Notes on such Payment Date, absent such reduction.

        Section 3.06  Protection of Trust Estate.
                      --------------------------

               (a)The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                      (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) cause the Trust to enforce any of the Mortgage Loans; or

                      (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

               (b)Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07, if no Opinion of Counsel has yet been delivered pursuant to Section 3.07) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

        Section 3.07  Opinions as to Trust Estate.
                      ---------------------------

        On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Loan Agreements relating to the Initial Mortgage Loans to the Indenture Trustee or the Custodian in the State of Pennsylvania, the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

        On or before December 31st in each calendar year, beginning in 2002, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Mortgage Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Mortgage Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Mortgage Loans until December 31 in the following calendar year.

        Section 3.08  Performance of Obligations; Servicing Agreement.
                      -----------------------------------------------

               (a)The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

               (b)The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

               (c)The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

               (d)The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

               (a)except  as  expressly  permitted  by  this  Indenture,   sell,
transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

               (b)claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (c)(i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

               (d)impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

        Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (a)a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

               (b)to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

        Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation, if any, of the Sellers under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

        Section 3.12  Representations  and  Warranties  Concerning  the Mortgage

Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by GMACM in Section 3.1(a) and Section 3.1(b) of the Purchase Agreement and the benefit of the representations and warranties made by WG Trust in Section 3.1(c) of the Purchase Agreement, concerning the Mortgage Loans and the right to enforce the remedies against GMACM or WG Trust provided in Section 3.1(d), to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

        Section 3.13 Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold title to the Mortgage Loans by being named as payee in the endorsements or assignments of the Loan Agreements and assignee in the Assignments of Mortgage to be delivered under Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

        Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-313 or 9-314 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to
Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

        Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

        Section 3.16  Issuer May Consolidate, etc.

               (a)The Issuer shall not consolidate or merge with or into any other Person, unless:

                      (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                      (iii) the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

                      (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                      (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                      (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

               (b)The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                      (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                      (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                      (iii) the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

                      (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                      (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                      (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

        Section 3.17  Successor or Transferee.
                      -----------------------

               (a)Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

               (b)Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

        Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

        Section 3.19 No Borrowing.  The Issuer shall not issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness except for the Notes.

        Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

        Section 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

        Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

        Section 3.23 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

        Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

        Section 3.25 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

        Section 3.26 Statements to Noteholders. On each Payment Date, each of the Indenture Trustee and the Certificate Registrar shall make available to the Depositor, the Owner Trustee, each Rating Agency, each Noteholder and each Certificateholder, with a copy to the Enhancer, the Servicing Certificate provided to the Indenture Trustee by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Enhancer, and other parties to this Indenture via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statement to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee may require registration and acceptance of a disclaimer in connection with providing access to its website.

        Section 3.27 Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the applicable Note Rate for such Interest Period and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

        Section 3.28 Payments under the Policy.

               (a)(i) If the Servicing Certificate specifies a Policy Draw Amount for any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount specified in the Servicing Certificate for such Payment Date or, if no amount is specified, the Indenture Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment Account is less than interest due on the Notes on such Payment Date.

               (ii) The Indenture Trustee shall deposit or cause to be deposited such Policy Draw Amount into the Note Payment Account on such Payment Date to the extent such amount relates to clause (a) of the definition of "Deficiency Amount" or clause (b) of the definition of "Insured Amount".

               (iii) To the extent such amount relates to clause (b) of the definition of "Deficiency Amount", the Indenture Trustee shall (i) during the Revolving Period, deposit such amount into the Funding Account as Principal Collections and (ii) during the Amortization Periods, deposit such amount into the Note Payment Account.

               (b)The Indenture Trustee shall submit, if a Policy Draw Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement, the Notice (in the form attached as Exhibit A to the Policy) to the Enhancer no later than 12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

        Section 3.29 Replacement Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, obtain a surety bond, letter of credit, guaranty or reserve account as a Permitted Investment for amounts on deposit in the Capitalized Interest Account, or may arrange for any other form of additional credit enhancement; provided, that after prior notice thereto, no Rating Agency shall have informed the Issuer that a Rating Event would occur as a result thereof (without taking the Policy into account); and provided further, that the issuer of any such instrument or facility and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee or the Enhancer may require and
(b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of
Section 7701(i) of the Code.

        Section 3.30  Additional Representations of Issuer.
                      ------------------------------------

        The Issuer hereby represents and warrants to the Indenture Trustee that as of the Closing Date:

(a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c) The Issuer owns and has good and marketable title to the Mortgage Notes free and clear of any Lien of any Person.

(d) The original executed copy of each Loan Agreement (except for any Loan Agreement with respect to which a Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e) The Issuer has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Mortgage Notes other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or any security interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Note to the Indenture Trustee, and (ii) any marks or notations pertaining to Liens that have been terminated or released.

                                   ARTICLE IV

                      The Notes; Satisfaction And Discharge Of Indenture

        Section 4.01  The Notes; Variable Pay Revolving Notes.
                      ---------------------------------------

               (a) The Term Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Term Notes through the book-entry facilities of the Depository in minimum initial Term Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Term Notes for the purposes of exercising the rights of Noteholders of Term Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Term Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Term Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Term Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Term Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

               (b) The Variable Pay Revolving Note issued on the Closing Date shall be issued in definitive form and shall bear the Designation "VPRN 1" and each new Variable Pay Revolving Note will be issued in definitive form and shall bear sequential numerical designations in the order of their issuance. Each new Variable Pay Revolving Note issued after the Closing Date shall be a separate Class of Variable Pay Revolving Notes.

        Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        No transfer, sale, pledge or other disposition of a Variable Pay Revolving Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to either (i) execute an investment letter in substantially the form attached hereto as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) deliver to the Indenture Trustee and the Issuer (a) an investment letter executed by the transferee in substantially the form of Exhibit D, (b) a representation letter executed by the transferor in substantially the form of Exhibit E and (c) an opinion of counsel to the effect that such transfer is not required to be registered under the Securities Act and the facts surrounding the transfer do not create a security that is required to be registered under the Securities Act, in each case, acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee, which opinion and letters shall not be an expense of the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer. The Noteholder of a Variable Pay Revolving Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In addition, no transfer of any Variable Pay Revolving Note or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code (collectively, a "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Variable Pay Revolving Note with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101 ("Plan Assets") unless the Indenture Trustee and the Servicer are provided with an Opinion of Counsel that establishes to the satisfaction of the Indenture Trustee and the Servicer that the purchase of such Variable Pay Revolving Note is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Indenture Trustee or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Indenture, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Variable Pay Revolving Note with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Trust Agreement, which the Indenture Trustee and the Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Variable Pay Revolving Note by the Owner Trust to the Depositor or any transfer from the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate shall be deemed to have represented that the Depositor or such Affiliate, as applicable, is not a Plan or a Person investing Plan Assets of any
Plan) and the Indenture Trustee shall be entitled to conclusively rely upon a representation (which shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

        Until the earlier of (i) 10 days after the Payment Date in August 2007 or (ii) the occurrence of an Early Amortization Event, no Variable Pay Revolving
Note issued after the Closing Date, either at issuance or upon sale transfer, pledge or other disposition, will be registered in the name of any Holder unless
(a) the Depositor has approved such Holder in writing and (b) such Holder shall have established, to the satisfaction of the Indenture Trustee and the Depositor, that such Holder has provided the Required Ratings or such Holder shall have been approved by Noteholders representing 51% of the aggregate Note Balance of the Term Notes and the Enhancer (provided that no Enhancer Default or Insolvency Event with respect to the Enhancer has occurred and is continuing), which approval of the Enhancer shall not be unreasonably withheld; provided, that if the Enhancer shall not have notified the Depositor or the Indenture Trustee within five (5) days of receiving notice of a proposed transferee, that the Enhancer does not approve such Holder, such approval shall be deemed to have been made.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

        Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

        Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

        Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

        Section 4.06 Book-Entry Notes. Each Class of Term Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Term Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Term Notes (such Term Notes, together with the Variable Pay Revolving Notes, the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

     (a)the provisions of this Section 4.06 shall be in full force and effect;

               (b)the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Term Notes, and shall have no obligation to the Beneficial Owners;

               (c)to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this
Section 4.06 shall control;

               (d)the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Term Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

               (e)whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Term Notes evidencing a specified percentage of the Note Balances of the Term Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Term Notes and has delivered such instructions to the Indenture Trustee.

        Section  4.07  Notices  to  Depository.   Whenever  a  notice  or  other
communication to the Noteholders of the Term Notes is required under this Indenture, unless and until Definitive Term Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Term Notes to the Depository, and shall have no obligation to the Beneficial Owners.

        Section 4.08 Definitive Notes. Each Variable Pay Revolving Note shall be issued as a Definitive Note. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Term Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, (iii) the Indenture Trustee receives actual knowledge of a proposed transfer of a Term Note to an "accredited investor" in accordance with Section 4.02 and Exhibit C hereof, or
(iv) after the occurrence of an Event of Default, Beneficial Owners of Term Notes representing beneficial interests aggregating at least a majority of the aggregate Term Note Balance of the Term Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Term Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause (iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

        Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will be treated as indebtedness for purposes of such taxes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness for purposes of such taxes.

        Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                      (A)    either:

                             (1)  all  Notes   theretofore   authenticated   and
                      delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

        (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

               a)  have become due and payable;

               b) will become due and payable at the Final Payment Date within one year; or

               c)  have  been  declared   immediately   due  and  payable
        pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date, as evidenced to the Indenture Trustee by an accountant's letter or an Officer's Certificate of the Issuer;

                    (3) the  Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

                    (4) the Issuer has  delivered to the  Indenture  Trustee and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

        Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

        Section 4.12  Subrogation and Cooperation.
                      ---------------------------

               (a)The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Enhancer makes payments under the Policy on account of principal of or interest on the Mortgage Loans, the Enhancer will be fully subrogated to the rights the Noteholders to receive such principal of and interest on the Mortgage Loans, and (ii) the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the
Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

                      (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                      (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

                    (iii)  file  or  record  all   assignments   that  have  not
               previously been recorded;

                    (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                      (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

        Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

        Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

        Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                    ARTICLE V

                              Default And Remedies

        Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee and the Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

        Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the direction of the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer (unless an Enhancer Default has occurred and is continuing), may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer or the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

     (a)the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

                      (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                      (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12;

provided that no such waiver shall be effective following an Early Amortization Event if the requisite consents of the Noteholders and the Enhancer have been obtained with respect to a sale or other liquidation of the Trust Estate pursuant to Section 5.04(a).

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

               (a)The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

               (b)In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

               (c)If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate

Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

               (d)If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                      (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                      (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                      (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                      (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

               (e)Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

               (f)All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Term Notes and the Variable Pay Revolving Notes, as applicable.

               (g)In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

        Section 5.04  Remedies; Priorities.
                      --------------------

               (a)If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

                      (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                      (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                      (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                      (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.

               (b)If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property in the following order:

             FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:to the Noteholders for amounts due and unpaid on the related Notes for interest, including accrued and unpaid interest on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders, but excluding any Interest Shortfalls;

               THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

               FOURTH:to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

               FIFTH: to the Noteholders for amounts due and unpaid on the related Notes for Interest Shortfalls, if any, including any unpaid Interest Shortfalls on the Notes for any prior Payment Date, ratably, without preference or priority of any kind, according to such amounts due and payable from amounts available in the Trust Estate for such Noteholders;

               SIXTH:  to the  Certificate  Paying  Agent for  amounts due under
               Article VIII of the Trust Agreement; and

               SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

        Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Enhancer), elect to take and maintain possession of the Trust Estate; provided that no such waiver shall be effective following an Early Amortization Event if the requisite consents of the Noteholders and the Enhancer have been obtained with respect to a sale or other liquidation of the Trust Estate pursuant to Section 5.04(a). It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

        Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

     (a)such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (b)the Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (c)such   Noteholder  or  Noteholders   shall  have  offered  the
Indenture  Trustee  reasonable   indemnity  against  the  costs,   expenses  and
liabilities to be incurred by it in complying with such request;

               (d)the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

               (e)no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

        It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Note Balance. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Note Balance, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

        Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

        Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

        Section 5.11 Control by Enhancer or Noteholders. The Enhancer (so long as no Enhancer Default exists) or the Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

     (a)such direction shall not be in conflict with any rule of law or with this Indenture;

               (b)subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer Default exists) or by the Noteholders of Notes representing not less than 100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

               (c)if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

               (d)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

        Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

        Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.15  Sale of Trust Estate.
                      --------------------

               (a)The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

               (b)The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

               (i) the Noteholders of all Notes and the Enhancer direct the Indenture Trustee to make, such Sale,

                      (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                      (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer consents to such Sale (which consent shall not be unreasonably withheld), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

               (c)Unless the Noteholders and the Enhancer shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

               (d)In  connection  with a Sale of all or any portion of the Trust
Estate:

                      (i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

                      (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders and amounts owing to the Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                      (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                      (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                      (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

        Section 5.17  Performance and Enforcement of Certain Obligations.
                      --------------------------------------------------

               (a)Promptly following a written request from the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Sellers and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase
Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Sellers or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

               (b)If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer under the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                              The Indenture Trustee

        Section 6.01  Duties of Indenture Trustee.
                      ---------------------------

               (a)If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

               (b)Except during the continuance of an Event of Default:

                      (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                      (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture.

               (c)The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (a) of this Section 6.01;

                      (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                      (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

               (d)The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

               (e)Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

               (f)No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (g)Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

               (h)With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually agreed-upon method, to the Enhancer and the Servicer, a statement setting forth, to the extent applicable,
(i) during the Pre-Funding Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith, and (ii) during the Revolving Period, the amount of Principal Collections to be deposited into the Funding Account (including the Reserve Sub-Account) in respect of such Payment Date, and the amount on deposit in the Funding Account (including the Reserve Sub-Account) as of such Payment Date, after giving effect to any amounts so deposited therein.

               (i)The Indenture Trustee hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

               (j)The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

               (k)The Indenture Trustee shall have no duty to see to any recording or filing of any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

        Section 6.02  Rights of Indenture Trustee.
                      ---------------------------

               (a)The  Indenture  Trustee  may rely and  shall be  protected  in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

               (b)Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

               (c)The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

               (d)The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

               (e)The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               (f)The Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

               (g)Prior to the occurrence of an Event of Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Enhancer or the Noteholders representing a majority of the aggregate Note Balance; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action.

               (h)The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Enhancer or the Noteholders, pursuant to the provisions of this Agreement, unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

        Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

        Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall give notice thereof to the Enhancer. The Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

        Section 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

        Section 6.07 Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

        Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Enhancer. The Enhancer or the Noteholders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor Indenture Trustee. Unless a Servicer Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

               (a)the Indenture Trustee fails to comply with Section 6.11;

               (b)the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c)a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (d)the  Indenture   Trustee   otherwise   becomes   incapable  of
fulfilling its duties under the Basic Documents.

        If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

        Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

               (a)Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

               (b)Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

     (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c)Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

               (d)Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture
Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

        Section 6.12  Preferential  Collection  of Claims  Against  Issuer.  The
Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

               (a)The Indenture Trustee is duly organized, validly existing and in good standing as a national banking association with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

               (b)The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

               (c)The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

               (d)To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

               (e)The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

     Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

     (a)to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

               (b)to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

               (c)to take all other actions as shall be required to be taken by the terms of this Indenture.

        Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                   ARTICLE VII

                         Noteholders' Lists and Reports

     Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

     The Issuer shall furnish or cause to be furnished to the Indenture  Trustee
(a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

       Section 7.02  Preservation of Information; Communications to Noteholders.

               (a)The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

               (b)Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

               (c)The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

        Section 7.03  Reports by Issuer.
                      -----------------

               (a)The Issuer shall:

                      (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                      (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                      (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

               (b)Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

        Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2003, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

        A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Term Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

        Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

        Section 8.02  Trust Accounts.

               (a)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and the Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture and the Reserve Sub-Account.

               (b)All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

        All monies deposited from time to time in the Reserve Sub-Account pursuant to this Indenture are for the benefit of the Noteholders and the Enhancer, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Noteholders.

        The Indenture Trustee shall invest any funds in the Note Payment Account and the Reserve Sub-Account in Permitted Investments selected in writing by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to the maturity. In addition, such Permitted Investments shall not be purchased at a price in excess of par. The Indenture Trustee shall have no liability whatsoever for investment losses on Permitted Investments, if such investments are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

        Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

        Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

        Section 8.05  Release of Trust Estate.
                      -----------------------

               (a)Subject to the payment of its fees, expenses and indemnification, the Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

               (b)The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

               (c)The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

               (d)The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

        Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

        Section 9.01  Supplemental Indentures Without Consent of Noteholders.
                      ------------------------------------------------------

               (a)Without the consent of the Noteholders of any Notes, but with prior notice to the Rating Agencies and the prior written consent of the Enhancer (which consent shall not be unreasonably withheld), unless an Enhancer Default shall have occurred, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                      (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                      (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                      (v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                      (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

                      (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                      (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

               (b)The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

        Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Enhancer and the Noteholders of not less than a majority of the Note Balances of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

               (a)change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (b)reduce the percentage of the Note Balances of any Class of Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or
certain  defaults  hereunder  and  their  consequences   provided  for  in  this
Indenture;

     (c)modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

               (d)reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

               (e)modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

               (f)modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

               (g)permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

        Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

        Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                  Miscellaneous

        Section 10.01 Compliance Certificates and Opinions, etc.
                      -----------------------------------------

               (a)Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                      (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                      (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                      (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                      (v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

               (b)(i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                      (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                      (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                      (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
        (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                      (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 2002, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

        Section 10.02 Form of Documents Delivered to Indenture Trustee.
                      ------------------------------------------------

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        Section 10.03 Acts of Noteholders.
                      -------------------

               (a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

               (b)The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

               (c)The ownership of Notes shall be proved by the Note Register.

               (d)Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

               (a)the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to Wells Fargo Bank Minnesota, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - GMACM -- 2002-HE3. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

               (b)the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Home Equity Loan Trust
2002-HE3, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

               (c)the Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to:
MBIA Insurance Corporation,  113 King Street, Armonk, New York 10504, Attention:
Insured Portfolio Management - Structured Finance (GMACM Home Equity Loan Trust 2002-HE3), telecopier number (800) 787-1311. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Fitch, at the following address: Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Group, (ii) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (iii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

        Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

        Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

        Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

        Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

        Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

        Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

        Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Enhancer shall be a third party beneficiary of this Agreement.

        Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

        Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

        Section 10.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

        Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


          GMACM HOME EQUITY LOAN TRUST 2002-HE3, as Issuer



          By:  WILMINGTON TRUST COMPANY, not in its
               individual capacity but solely as Owner
               Trustee



                                            By:  /s/ Donald G. MacKelcan
                                                 --------------------------
                                                 Name: Donald G. MacKelcan
                                                 Title: Vice President



                                  WELLS FARGO BANK MINNESOTA, N.A., as Indenture
                                     Trustee



                                            By:  /s/ Peter A. Gobell
                                                 -----------------------------
                                                 Name: Peter A. Gobell
                                                 Title: Vice President

WELLS FARGO BANK MINNESOTA, N.A.
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.


By:     /s/ Peter A. Gobell
        ------------------------------------
        Name: Peter A. Gobell
        Title: Vice President

Signatures and Seals

STATE OF DELAWARE            )
                                    )       ss.:
COUNTY OF NEW CASTLE  )

        On this 22nd day of August,  2002, before me personally  appeared Donald
G. MacKelcan, to me known, who being by me duly sworn, did depose and say, that he/she resides at 1108 Dardell Dr., that he/she is the V.P. of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Anita E. Dallago
---------------------------------------------------
               Notary Public

Acknowledgements

STATE OF MARYLAND            )
                                    ) ss.:
COUNTY OF HOWARD             )

        On this ___ day of August, 2002, before me personally appeared Peter A. Gobell, to me known, who being by me duly sworn, did depose and say, that he/she resides at Columbia, MD.; that he/she is the Vice President of Wells Fargo Bank Minnesota, N.A., as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.


/s/ Lisa C. Carr
---------------------------------------------------
               Notary Public

NOTORIAL SEAL

                                 EXECUTION COPY

                                   APPENDIX A

                                   DEFINITIONS


        Addition  Notice:  With respect to the transfer of  Subsequent  Mortgage
Loans to the Issuer by a Seller pursuant to Section 2.2 of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement), a notice given by the respective Seller to the Rating Agencies, the Indenture Trustee, the Enhancer and the Owner Trustee, which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of (i) the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer and
(ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

        Additional Balance: With respect to any Mortgage Loan, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent Cut-Off Date, together with all money due or to become due in respect of such Draw; provided, however, that any Draw during the Rapid Amortization Period shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

        Additional Balance Increase Amount: Shall mean (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances conveyed to the Trust Estate, over (ii) Principal Collections and Excess Spread applied to purchase those Additional Balances from the Funding Account and/or the Custodial Account minus (b) amounts paid on previous Payment Dates to the holders of the Certificates as an Additional Balance Increase Amount.

        Administrative Agent: Shall mean Bank One, NA, in its capacity as administrative agent under the Note Purchase Agreement, and any successor thereto in such capacity.

               Advance: An advance of funds made by the Holder of the Variable Pay Revolving Notes in connection with a Targeted Final Payment Date.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

               Amortization Periods: Collectively, the Managed Amortization Period and the Rapid Amortization Period.

        Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Mortgage Loan secured by such Mortgaged Property or any subsequent increase or decrease in the related Credit Limit, or to reduce or eliminate the amount of any primary mortgage insurance, or (y) if the sales price of such Mortgaged Property is considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

        Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

        Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Base Specified Overcollateralization Amount: Shall mean 0.50% of the Initial Pool Balance.

        Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Custodial Agreement, any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

        Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

     Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

        Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Delaware or the State in which the Corporate Trust Office are required or authorized by law to be closed.

     Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

     Capitalized Interest Account: The account established and maintained pursuant to of the Pre-Funding Period, the excess, if any of (i) the sum of (A) the amount of interest accrued at the applicable Note Rate or Rates on the respective Note Balances of the related Classes of Notes for the related Interest Period on the amount on deposit in the Pre-Funding Account as of the close of business on the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of any premium paid to the Enhancer for the related Policy, over (ii) the amount of reinvestment earnings since the preceding Payment Date (or the Closing Date, in the case of the first Payment Date) in the Pre-Funding Account.

        Certificate Distribution Amount: For any Payment Date, the amount, if any, distributable on the Certificates for such Payment Date pursuant to Sections 3.05(a)(viii) and (xvi) of the Indenture.

     Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     Certificate  Paying Agent: The Indenture  Trustee,  as further described in
Section 3.10 of the Trust Agreement.

     Certificate Percentage Interest: With respect to any Payment Date and any Certificate, the Percentage Interest for such Certificate.

     Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

     Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

        Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of
Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

        Certificates:  The Certificates issued pursuant to the Trust Agreement.

        Class: With respect to any Note, all Notes that bear the same class designation, (i.e., the Class A-1 Notes as a group, the Class A-2 Notes as a group, the Class A-3 Notes as a group or each class of Variable Pay Revolving Notes as a group).

        Class A-1 Notes: The Class A-1 GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE3, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-2 Notes: The Class A-2 GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE3, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-3 Notes: The Class A-3 GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE3, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Closing Date: August 28, 2002.
        ------------

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral: The meaning specified in the Granting Clause of the Indenture.

     Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

     Collections:   With  respect  to  any  Collection   Period,   all  Interest
Collections and Principal Collections during such Collection Period.

        Combined Loan-to-Value Ratio or CLTV: With respect to each Mortgage Loan, the ratio, expressed as a percentage, of the sum of (i) the Credit Limit and (ii) any outstanding principal balance, at origination of such Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Committed  Purchasers:  Any one of the financial  institutions listed on
the  signature   pages  of  the  Note  Purchase   Agreement  under  the  heading
"Commitments", together with their respective successors and assigns.

     Conduit Purchaser: Falcon Asset Securitization Corporation, together with its successors and assigns.

        Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at (i) for Note and Certificate transfer purposes: Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services-GMACM Series 2002-HE3 and (ii) for all other purposes, such office shall be located at

9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services-GMACM Series 2002-HE3). With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

     Credit Limit: With respect to any Mortgage Loan, the maximum Principal Balance permitted under the terms of the related Loan Agreement.

        Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

     Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

        Custodian: Escrow Bank USA, an industrial loan corporation established under the laws of the State of Utah, and its successors and assigns, or any successor custodian for the Mortgage Files appointed by the Indenture Trustee and reasonably acceptable to the Enhancer and the Servicer.

        Cut-Off Date:  August 1, 2002.

        Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

     Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

        Deficiency Amount: With respect to any Payment Date and the Notes, an amount equal to the sum of (a) the amount by which the aggregate amount of accrued interest on the Notes (excluding any Relief Act Shortfalls for such Payment Date) at the respective Note Rates on such Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on the Notes on such Payment Date and (b)(i) with respect to any Payment Date that is not the Final Payment Date, any Liquidation Loss Amount with respect to the Mortgage Loans for such Payment Date, to the extent not distributed as part of the Principal Distribution Amount to the Holders of the Notes on such Payment Date or deposited into the Funding Account as part of the Principal Distribution Amount for such Payment Date or applied to reduce the Overcollateralization Amount on such Payment Date or (ii) on the Final Payment Date, the aggregate outstanding balance of the Notes to the extent otherwise not paid on such date.

     Definitive  Notes:  Any definitive,  fully registered Note, as described in
Section 4.06 of the Indenture.

     Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

     Depositor:   Residential   Asset  Mortgage   Products,   Inc.,  a  Delaware
corporation, or its successor in interest.

        Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

     Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

        Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

     Draw: With respect to any Mortgage Loan, a borrowing by the related Mortgagor under the related Loan Agreement.

        Draw Period: With respect to each Mortgage Loan, the period consisting of either the first five, ten or fifteen years after the date of origination of such Mortgage Loan, during which the related Mortgagor is permitted to make Draws.

     Due Date: With respect to each Mortgage Loan, the date on which monthly payments on such Mortgage Loan are due.

        Early Amortization Event: The occurrence of any one of the following events: (i) the Term Notes are downgraded below "AAA" by Standard & Poor's Ratings Services, "Aaa" by Moody's Investors Service, Inc. or "AAA" by Fitch Ratings and, within 60 days of the downgrade, the ratings have not been restored to the original ratings; (ii) within 10 days after a Targeted Final Payment Date, the Trust fails to receive an Advance and fails to issue and sell additional Variable Pay Revolving Notes; (iii) an Event of Default under the Indenture or an Enhancer Default has occurred; or (iv) if, (a) for three consecutive months, the average amount in the Funding Account which has not been used during a month to purchase Additional Balances or Subsequent Mortgage Loans is greater than 30% of such amount plus the amount which had been used during that month to purchase Additional Balances and Subsequent Mortgage Loans, or (b) for six consecutive months, the average amount in the Funding Account which has not been used during a month to purchase Additional Balances or Subsequent Mortgage Loans is greater than 20% of such amount plus the amount which had been used during that month to purchase Additional Balances and Subsequent Mortgage Loans.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) an account or accounts maintained with a depository institution or trust company, as long as its short-term debt obligations are rated P-1 by Moody's, A-1+ by Standard & Poor's and F1, if rated by Fitch (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 by Moody's, AA- by Standard & Poor's and AA-, if rated by Fitch (or the equivalent) or better by each Rating Agency, or (iv) a segregated trust account or accounts maintained in the corporate trust division of a depository institution or trust company, acting in its fiduciary capacity, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

        Eligible Substitute Loan: A Mortgage Loan substituted by either Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution) and a Credit Limit not in excess of $550,000; (ii) comply with each representation and warranty made by GMACM and set forth in Section 3.1(b) of the Purchase Agreement, other than clauses (viii), (xiii), (xxiv), (xxv)(B),
(xxvi) and (xxvii) thereof, and comply with each of the representations and warranties made by WG Trust 2001 and set forth in Section 3.1(c)(II), as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iv) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

     Enhancer:  MBIA  Insurance  Corporation,   any  successor  thereto  or  any
replacement Enhancer substituted pursuant to the Indenture.

     Enhancer Default: Any failure by the Enhancer to make a payment required under the Policy in accordance with its terms.

     Enhancer Optional Deposit: Amounts deposited by or on behalf of the Enhancer in the Note Payment Account, other than Insured Amounts, to be applied to the Notes.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

(b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

(d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

(e)     the occurrence of an Early Amortization Event.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        Excess Spread: With respect to any Payment Date and without taking into account any Insured Amount, if any, paid by the Enhancer under the Policy for such Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period over (ii) the sum of (x) the sum of (A) the premium allocable to such Payment Date and (B) any unpaid premium for the Policy, with interest thereon as provided in the Insurance Agreement and (y) the aggregate amount distributed to the Noteholders as interest on such Payment Date pursuant to Section 3.05(a)(i) and 3.05(a)(ii) of the Indenture.

        Excess Spread Test: As to any Payment Date, a test that will be satisfied if the product of (x) (i) the amount of Excess Spread (reduced by the aggregate Liquidation Loss Amounts with respect to such Payment Date) on such Payment Date divided by (ii) the Pool Balance as of the beginning of the related Collection Period and (y) 12, expressed as a percentage, is greater than or equal to 2.00%

        Excluded Amount: For any Payment Date during the Rapid Amortization Period, all Draws made to an obligor under any Mortgage Loan during the Rapid Amortization Period which shall not be transferred to the Trust Estate, and the portion of the Principal Collections and Interest Collections for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Principal Balance of such Mortgage Loan in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

     Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        Final Payment Date:  The Payment Date in September 2032.

     Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

        Fitch:  Fitch Ratings, or its successor in interest.

        Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

     Freddie  Mac:  Freddie  Mac,   formerly  the  Federal  Home  Loan  Mortgage
Corporation, or any successor thereto.

     Funding Account: The account established and maintained pursuant to Section
3.18 of the Servicing Agreement.

        Funding Event: Shall mean that, during the Managed Amortization Period, the amount in the Reserve Sub-Account is more than $2,000,000, provided that the Note Balance of the Variable Pay Revolving Notes has been reduced to zero and the Overcollateralization Amount is at least equal to the Overcollateralization Target Amount.

        GAAP: Generally accepted accounting principles.
        ----

        Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Gross Margin: With respect to any Mortgage Loan, the percentage set forth as the "Margin" for such Mortgage Loan on the Mortgage Loan Schedule.

     GMAC: General Motors Acceptance Corporation, and its successors and assigns.

     GMACM: GMAC Mortgage Corporation, and its successors and assigns.

     Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

     Indenture: The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

     Indenture Trustee: Wells Fargo Bank Minnesota, N.A., a national banking association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

        Independent: When used with respect to any specified Person, such Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Sellers, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Sellers, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

        Index: With respect to any Mortgage Loan, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

        Initial Aggregate Term Note Balance:  $540,206,000.
        -----------------------------------

        Initial Certificate Balance: $0.
        ---------------------------

        Initial Class A-1 Note Balance:  $210,000,000.
        ------------------------------

        Initial Class A-2 Note Balance:  $158,000,000.
        ------------------------------

        Initial Class A-3 Note Balance:  $172,206,000.
        ------------------------------

        Initial Mortgage Loans: The adjustable rate home equity revolving lines of credit initially transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

        Initial Pool Balance: With respect to any date, the sum of (i) the aggregate Principal Balances of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount.

        Initial Variable Pay Revolving Note Balance:  $2,714,603.
        -------------------------------------------

        Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance Agreement: The Insurance Agreement dated as of the Closing Date, among the Servicer, the Sellers, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Enhancer, including any amendments and supplements thereto.

        Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

        Insured Amount:  As defined in the Policy.
        --------------

        Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan) as is paid by the Sellers or the Servicer (including any optional servicing advance) or is collected and applied by the Servicer under the Mortgage Loans, exclusive of the pro rata portion thereof attributable to any Excluded Amounts, and reduced by the Servicing Fee for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection
Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

        Interest Coverage Amount: The amount to be paid from proceeds received from the sale of the Notes for deposit into the Capitalized Interest Account pursuant to Section 3.19 of the Servicing Agreement on the Closing Date, which amount initially shall be $222,055.11, and thereafter, shall be the amount computed in accordance with Section 3.19 of the Servicing Agreement.

        Interest Period: With respect to the Notes and any Payment Date (other than the first Payment Date), the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

        Interest Rate Adjustment Date: With respect to each Mortgage Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

     Interest Shortfall: (I) With respect to the Class A-1 Notes and the Class A-2 Notes and any Payment Date, the sum of:

        (A) an amount of interest on such Class of Notes calculated at a rate equal to the excess of (i) the lesser of (a) LIBOR plus the related margin and
(b) 14.00% over (ii) the Net WAC Rate, plus

     (B) interest on such amount calculated at a rate equal to the related Note Rate; and

        (II) With respect to the Class A-3 Notes and the Variable Pay Revolving Notes and any Payment Date, the sum of:

        (A) an amount of interest on such Class of Notes calculated at a rate equal to the excess of (i) LIBOR plus the related margin over (ii) the Net WAC Rate, plus

        (B) interest on such amount calculated at a rate equal to the related Note Rate.

        Interest Shortfalls will not be included as interest payments on the Notes for such Payment Date and such amount will accrue interest at the related Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

     Issuer or Trust: The GMACM Home Equity Loan Trust 2002-HE3, a Delaware business trust, or its successor in interest.

        Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        LIBOR: As to any Interest Period, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. If no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

        Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan and any unpaid accrued interest thereon at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

        Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

        Loan Agreement: With respect to each Mortgage Loan, the credit line agreement, pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

     Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

        Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the related Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement, if available).

        Managed Amortization Period: The period beginning on the first Payment Date following the end of the related Revolving Period and ending on the earlier of (i) the Payment Date occurring in September 2007 and (ii) the occurrence of a Rapid Amortization Event.

     Maximum Loan Rate: With respect to each Mortgage Loan, the maximum loan rate thereon specified in the related Loan Agreement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in such month.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File:  With respect to each Mortgage Loan:

(i) the original Loan Agreement endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM) or, with respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii) the original Mortgage, noting the presence of the MIN of the Mortgage Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by GMACM that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii) unless the Mortgage Loan is registered on the MERS(R) System, original assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from GMACM to "Wells Fargo Bank Minnesota, N.A., as Indenture Trustee under that certain Indenture dated as of August 28, 2002, for GMACM Home Equity Loan Trust 2002-HE3, Mortgage Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

(iv) originals of any intervening assignments of the Mortgage from the originator to GMACM (or to MERS, if the Mortgage Loan is registered on the MERS(R) System, and which notes the presence of a MIN), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

(v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to such Mortgage Loan; and

(vi) any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

        It is understood that the Mortgage File (other than item (i) above) may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy; provided, that with respect to any Mortgage Loan not registered on the MERS(R) System, the original assignment of Mortgage described in clause
(iii) above shall be retained in the Mortgage File.

        Mortgage Loan Schedule: The initial schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-Off Date, any Subsequent Mortgage Loans, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) the Credit Limit and Gross Margin, (iii) the Maximum Loan Rate, if any, (iv) the loan number and (v) the lien position of the related Mortgage.

        Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, including Additional Balances, if any, that have been sold to the Issuer pursuant to, in the case of Initial Mortgage Loans, the Trust Agreement, or, in the case of Subsequent Mortgage Loans, a Subsequent Transfer Agreement, together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

     Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

        Mortgagor:  The obligor or obligors under a Loan Agreement.

        Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses minus the pro rata portion of such amount that is attributable to any Excluded Amount (but not including the portion, if any, of such amount that exceeds the Principal Balance of, plus accrued and unpaid interest on, such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan).

        Net Loan Rate: With respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan applicable to the Due Date in the related Collection Period, net of the Servicing Fee Rate and, beginning on the thirteenth Payment Date and thereafter, 0.50% (50 basis points), adjusted to an effective rate reflecting the methods by which interest is calculated on the related Classes of Notes during such Interest Period.

        Net Principal Collections: With respect to any Payment Date, the excess, if any, of Principal Collections for such Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, conveyed to the Issuer.

        Net WAC Rate: With respect to any Payment Date, (i) a per annum rate equal to the weighted average of the Net Loan Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Payment Date occurs, and weighted on the basis of the respective Principal Balances of such Mortgage Loans as of the first day of the related Collection Period, minus (ii) the premium rate on the Policy multiplied by a fraction, the numerator of which is the sum of the Note Balances for each Class of Notes and the denominator of which is the Pool Balance.

     Net Worth: As of any date of determination, the net worth of GMACM and its consolidated subsidiaries, as determined in accordance with GAAP.

        Note Balance: With respect to any Payment Date and any Class of Variable Pay Revolving Notes or Term Notes, as applicable, the Initial Note Balance of such Class of Variable Pay Revolving Notes or Term Notes reduced by all payments of principal on such Class of Variable Pay Revolving Notes or Term Notes prior to such Payment Date and increased, in the case of any Class of Variable Pay Revolving Notes, by each Advance paid by the holder of such Class of Variable Pay Revolving Notes or, in the case of the initial Variable Pay Revolving Note, by one or more of the "Purchasers" under and as defined in the Note Purchase Agreement.

        Note Owner or Owner:  The Beneficial Owner of a Note.
        -------------------

        Note Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

        Note Purchase Agreement: The note purchase agreement dated as of the Closing Date, among GMACM, the Depositor, Falcon Asset Securitization
Corporation, the Committed Purchasers and the Administrative Agent, or any similar agreement entered into by the Depositor and any other Holder of a Variable Pay Revolving Note.

        Note Rate: As to the Notes, the following rates:
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               Class A-1 Notes: a floating rate equal to the least of (i) LIBOR plus 0.11% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance of the Notes is less than 10% of the Note Balance as of the Closing Date, LIBOR plus 0.50% per annum), (ii) the related Net WAC Rate and (iii) 14.00% per annum;

               Class A-2 Notes: a floating rate equal to the least of (i) LIBOR plus 0.15% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the Notes as of the Closing Date, LIBOR plus 0.50% per annum), (ii) the related Net WAC Rate and (iii) 14.00% per annum.

               Class A-3 Notes: a floating rate equal to the lesser of (i) LIBOR plus 0.28% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the Notes as of the Closing Date, LIBOR plus 0.50% per annum), and (ii) the related Net WAC Rate.

               Variable Pay Revolving Notes: a floating rate equal to the lesser of (i) LIBOR plus 0.27% per annum (or, for any Interest Period commencing after the first Payment Date on which the aggregate Note Balance is less than 10% of the Note Balance of the Notes as of the Closing Date, LIBOR plus 0.50% per annum), and (ii) the related Net WAC Rate.

               The margin for the Class A-1 Notes and the Class A-2 Notes will increase to 0.25% per annum, respectively, for each Interest Period beginning after the date on which a Early Amortization Event has occurred.

     Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

      Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder or Holder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

        Notes: The Variable Pay Revolving Notes and the Term Notes.
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        Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

        Opinion of Counsel: A written opinion of counsel of a law firm reasonably acceptable to the recipient thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable.

        Original Pre-Funded Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is $135,729,524.02.

     Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)  Notes  theretofore   cancelled  by  the  Note  Registrar  or
          delivered to the Indenture Trustee for cancellation; and

               (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

        Overcollateralization Amount: With respect to any Payment Date, the amount (but not less than zero), if any, by which (a) the sum of the outstanding Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period, together with the property of the Issuer (including the Pre-Funded Amount (excluding any investment earnings thereon) and amounts on deposit in the Funding Account (excluding any investment earnings thereon)), exceeds (b) the aggregate Note Balance of the Notes.

        Overcollateralization Target Amount: Shall mean, with respect to each Payment Date (I) prior to the Stepdown Date, an amount equal to the sum of (i) the Base Specified Overcollateralization Amount and (ii) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent, as of the last day of the related Collection Period or (II) on or after the Stepdown Date, an amount equal to the greatest of (i) the amount described in clause (I), (ii) the sum of (a) the product of 2, the Target Percentage and the Pool Balance as of the last day of the related Collection Period and (b) 100% of the aggregate Principal Balance of Mortgage Loans that are 180 days or more contractually delinquent, as of the last day of the related Collection Period and (iii) 0.25% of the sum of (a) the aggregate Principal Balances of the Initial Mortgage Loans as of the Cut-Off Date and (b) the Original Pre-Funded Amount; provided, however, if the Excess Spread Test is not satisfied, the Overcollateralization Target Amount shall be no less than the Overcollateralization Target Amount as of the previous Payment Date.

     Owner Trust: GMACM Home Equity Loan Trust 2002-HE3, created by the Certificate of Trust pursuant to the Trust Agreement.

        Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

     Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

        Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance of all Notes prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

        Permitted Investments:  One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

        (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund (including without limitation, any such fund for which the Indenture Trustee or an Affiliate of the Indenture Trustee acts as an advisor or a manager) rated by each Rating Agency in one of its two highest long-term rating categories available (if so rated by such Rating Agency); and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest long-term rating category available debt shall mean AAA in the case of Standard & Poor's, Aaa in the case of Moody's and AAA in the case of Fitch, if rated by Fitch, and references herein to the highest short-term rating category available shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F1 in the case of Fitch, if rated by Fitch.

        Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section
3.05 of the Trust Agreement.

     Plan Assets: The meaning specified in Section 2510.3-101 of the Department of Labor Regulations and as described in Section 3.05 of the Trust Agreement.

     Policy: The Note Guaranty Insurance Policy #38897, dated as of the Closing Date, issued by the Enhancer.

     Policy Draw Amount: With respect to any Payment Date, the Insured Amount.

     Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date and (during the Pre-Funding Period) the Pre-Funded Amount.

        Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

        Pre-Funding  Account: The account established and maintained pursuant to
Section 3.17 of the Servicing Agreement.

        Pre-Funding Period: The period commencing on the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) November 26, 2002 or (iii) the occurrence of a Rapid Amortization Event.

        Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, plus (i) any Additional Balances in respect of such Mortgage Loan conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement

(except any such collections that are allocable to any Excluded Amount) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

     Principal Collections: With respect to any Payment Date, the aggregate of the following amounts:

        (i) the total amount of payments made by or on behalf of the related Mortgagor, received and applied as payments of principal on such Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

        (ii) any Liquidation Proceeds allocable as a recovery of principal received in connection with such Mortgage Loan during the related Collection Period;

        (iii) if such Mortgage Loan was repurchased by a Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase and if any Eligible Substitute Loan is substituted for a Deleted Loan, the Substitution Adjustment Amount; and

        (iv) any other amounts received as payments on or proceeds of such Mortgage Loan during the Collection Period, to the extent applied in reduction of the Principal Balance thereof;

provided, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (c), (i), (j), (l) and (m) of
Section 3.03 of the Servicing Agreement, and shall not include any portion of such amounts attributable to any Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

        Principal Distribution Amount: For any Payment Date (i) during the Revolving Period, the amount, if any, transferred from the Pre-Funding Account to the Note Payment Account pursuant to Section 3.17(b) of the Servicing Agreement, and the amount, if any, transferred from the Funding Account to the Note Payment Amount pursuant to Section 3.18(c)(ii) of the Servicing Agreement,
(ii) during the Managed Amortization Period, Net Principal Collections for the Mortgage Loans, (iii) during the Rapid Amortization Period, Principal Collections for the Mortgage Loans, (iv) after an Early Amortization Event, any amount in the Reserve Sub-Account, and (v) on any Payment Date, from the Excess Spread, to the extent available or, to the extent not available, from a draw on the Policy (but only to the extent the Overcollateralization Amount is zero), an amount equal to the aggregate of the Liquidation Loss Amounts, if any, for such Payment Date.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

     Prospectus Supplement: The prospectus supplement dated August 28, 2002, relating to the Notes.

     Purchase Agreement: The mortgage loan purchase agreement dated as of the Closing Date, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

     Purchase Price: The amounts specified in Section 2.3(a) of the Purchase Agreement.

     Purchaser: Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

        Rapid Amortization Event:  Any one of the following events:

(a) the failure on the part of a Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if such Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

(b) if any representation or warranty made by a Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in Section 3.1(a) or 3.1(c)(I), as applicable, of the Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) or 3.1(c)(II), as applicable, of the Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

(c) the entry against a Seller of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(d) either Seller shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Seller or the Issuer or of or relating to all or substantially all of its property; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(e) the Issuer shall become subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

(f) a Servicing Default shall occur and be unremedied under the Servicing Agreement and a qualified successor Servicer shall not have been appointed;

(g) the occurrence of a draw on the Policy and the failure by the Servicer to reimburse the Enhancer for any amount owed to the Enhancer pursuant to the Insurance Agreement on account of the draw, which failure continues unremedied for a period of 90 days after written notice to the Servicer;

(h) the Issuer (or a portion thereof) is determined to be a taxable mortgage pool or an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes; or

(i) an event of default under the Insurance Agreement (except for a default by the Enhancer, unless such Enhancer cannot be replaced without additional expense).

       In the case of any event described in (a), (b), (f), (g) or (i), a Rapid Amortization Event shall be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Enhancer or, with the consent of the Enhancer, Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Sellers, the Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Enhancer or the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), a Rapid Amortization Event shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Enhancer immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

        Rapid Amortization Period: The period beginning on the earlier of (i) the first Payment Date following the end of the Managed Amortization Period and
(ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

        Rating Agency: Each of Moody's, Standard & Poor's, Fitch or, if any such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's, P-1 or better in the case of Moody's and F1 or better in the case of Fitch; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's, "Aaa" in the case of Moody's and "AAA" in the case of Fitch; and in the case of any other Rating Agency, shall mean such equivalent rating.

     Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

        Record Date: With respect to the Notes and any Payment Date, unless Notes are no longer held in book-entry form, the close of business on the Business Day immediately preceding such Payment Date and if the Notes are no longer held in book-entry form, the last Business Day of the calendar month preceding the month of such Payment Date.

        Recovery Fee: A customary fee calculated based on additional recovery amounts charged for the collection of such additional recovery amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

        Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, that at least two Reference Banks provide such rate. If fewer than two such rates are provided, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Notes. If no quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period.

     Reference Banks: Shall mean three major banks in the London interbank market selected by the Indenture Trustee after consultation with the Servicer.

     Related Documents: With respect to each Mortgage Loan, the documents contained in the Mortgage File.

        Relief Act Shortfalls: With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar state legislation or regulations, the shortfall, if any, equal to
(i) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

     Representative: Banc One Capital Markets, Inc., as representative of the Underwriters.

        Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which either Seller delivers an affidavit certifying that the original Loan Agreement has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

        Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as of the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date during the Rapid Amortization Period.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Ratings: Shall mean, at any time with respect to any Person, that either (a) the short-term unsecured debt of such Person is rated at least two of the following ratings: "A-1" by Standard & Poor's, "P-1" by Moody's and "F1" by Fitch or (b) the long-term unsecured debt of such Person is rated at least two of the following ratings: "A" by Standard & Poor's, "A2" by Moody's and "A" by Fitch.

        Reserve   Sub-Account:   A  sub-account   within  the  Funding   Account
established and maintained pursuant to Section 3.20 of the Servicing Agreement.

        Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Revolving Period: The period beginning on the Closing Date and ending on the earlier of (i) the Payment Date occurring in February 2004, (ii) the occurrence of an event described in clause (iv) of the definition of Early Amortization Event and (iii) the occurrence of a Rapid Amortization Event.

        Rolling Six-Month Annualized Liquidation Loss Amounts: With respect to any Determination Date, the product (expressed as a percentage) of (i) the aggregate Liquidation Loss Amounts as of the end of each of the six Collection Periods (reduced by the aggregate Subsequent Net Recovery Amounts for such Collection Periods) immediately preceding such Determination Date divided by the Initial Pool Balance and (ii) two (2).

        Secretary of State:  The Secretary of State of the State of Delaware.
        ------------------

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Securities Balance: The Note Balance or Certificate Balance, as the context may require.

        Security:  Any Certificate or a Note, as the context may require.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller  or  Sellers:   GMAC   Mortgage   Corporation,   a   Pennsylvania
corporation, and its successors and assigns and Walnut Grove Mortgage Loan Trust 2001-A, a Delaware business trust, and its successors and assigns.

     Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

     Servicing Agreement: The servicing agreement dated as of the Closing Date among the Servicer, the Issuer and the Indenture Trustee.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing Default:  Any one of the following events:

(i) any failure by the Servicer to deposit in the Custodial Account, the Funding Account, the Reserve Sub-Account, the Note Payment Account or the Distribution Account any deposit required to be made under the terms of the Servicing Agreement that continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders or the Enhancer, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" under the Servicing Agreement, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Servicer or its property, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

(iv) the Servicer shall voluntarily submit to Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law relating to the Servicer or of or relating to all or substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(v) a Rapid Amortization Event occurs on account of the circumstances specified in clause (g) of the definition of Rapid Amortization Event, which event continues beyond the 90 day grace period set forth in such clause (g);

(vi) the Servicer's Tangible Net Worth at any time is less than $100,000,000 and GMAC fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

(vii) the Rolling Six-Month Annualized Liquidation Loss Amount with respect to the Mortgage Loans exceeds 1.50%.

        Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the related Principal Balance as of the first day of such Collection Period.

        Servicing Fee Rate:  0.50% per annum.
        ------------------

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

        Stated Value: With respect to any Mortgage Loan, the stated value of the related Mortgaged Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

        Stepdown Date: The later of (i) the Payment Date in March 2005 and (ii) the Payment Date on which the Pool Balance (after applying payments received in the related Collection Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

     Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

        Subsequent Cut-Off Date Principal Balance: With respect to any Subsequent Mortgage Loan, the Principal Balance thereof as of the close of business on the last day of the Collection Period immediately prior to the related Subsequent Cut-Off Date.

        Subsequent Mortgage Loan: An adjustable rate home equity revolving line of credit sold by a Seller to the Issuer pursuant to Section 2.2 of the Purchase Agreement, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

     Subsequent Net Recovery Amounts: Amounts collected on a Mortgage Loan after the ortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

        Subsequent Transfer Agreement: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the respective Seller and the Issuer substantially in the form of Exhibit 2 to the Purchase Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

     Subsequent   Transfer  Date:  With  respect  to  each  Subsequent  Transfer
Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

     Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

        Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

        Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

        Tangible Net Worth: Net Worth, less the sum of the following (without duplication): (a) any other assets of GMACM and its consolidated subsidiaries that would be treated as intangibles under GAAP including, without limitation, any write-up of assets (other than adjustments to market value to the extent required under GAAP with respect to excess servicing, residual interests in offerings of asset-backed securities and asset-backed securities that are interest-only securities), good-will, research and development costs, trade-marks, trade names, copyrights, patents and unamortized debt discount and expenses and (b) loans or other extensions of credit to officers of GMACM or its consolidated subsidiaries other than mortgage loans made to such Persons in the ordinary course of business.

        Targeted Final Payment Date: Shall mean (i) for the Class A-1 Notes, the Payment Date occurring in February 2004, (ii) for the Class A-2 Notes, the Payment Date occurring in August 2005 and for the Class A-3 Notes, the Payment Date occurring in August 2007.

        Target Percentage:  Shall mean 0.50%.
        -----------------

        Tax Matters Partner: GMACM, as the Servicer, for so long as the Servicer holds all or any portion of the Certificates; if any other Person holds 100% of the Certificates, such Person; and otherwise as provided in the Code.

        Telerate Screen Page 3750: The display page so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer.

     Term  Notes:  The  Class A-1  Notes,  the Class A-2 Notes and the Class A-3
Notes.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Date: The Payment Date on which the Servicer, upon receipt of written notice and direction from the Issuer, shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer, pursuant to Section 3.15(c) of the Servicing Agreement.

        Transfer Notice Date: The fifth Business Day prior to the Transfer Date for which the Servicer shall give the Indenture Trustee, the Rating Agencies and the Enhancer a notice of the proposed retransfer of Mortgage Loans, pursuant to
Section 3.15(c) of the Servicing Agreement.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     Trust Agreement: The trust agreement dated as of the Closing Date, between the Owner Trustee and the Depositor.

     Trust Estate: The meaning specified in the Granting Clause of the Indenture.

        Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

     UCC: The Uniform Commercial Code, as in effect from time to time, as in effect in any specified jurisdiction.

     Underwriters: Each of Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc. and GMAC Commercial Holding Capital Markets Corp.

        Underwriting Agreement: The underwriting agreement dated August 26, 2002, between GMACM, the Depositor, the Representative, as representative of the underwriters set forth in the Underwriting Agreement and GMAC Commercial Holding Capital Markets Corp.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

       Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

        Variable Pay Revolving Note: The GMACM Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2002-HE3, in substantially the form set forth in Exhibit A-2 to the Indenture.

     WG Trust 2001: Walnut Grove Mortgage Loan Trust 2001-A, a Delaware business trust.

                                 EXECUTION COPY

                                   APPENDIX A

                                   DEFINITIONS


               Accrued Certificate Interest: With respect to each Payment Date and the REMIC I or REMIC II Regular Interests or the REMIC III Regular Interest SB-IO, the Uncertificated Accrued Interest for such Regular Interests. With respect to the Class SB-I Certificates, interest accrued during the related Interest Period at the Certificate Rate for such Certificate on the related Notional Amount for such Payment Date.

               Additional Balance: With respect to any HELOC, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-off Date; provided, however, that if an Amortization Event occurs, then any Draw after such Amortization Event shall not be acquired by the Trust and shall not be an Additional Balance.

               Additional Balance Differential: With respect to any Payment Date, unless and until an Amortization Event occurs, (x) up to and including the Payment Date occurring in the calendar month during which the Revolving Period ends, the amount, if any, by which Additional Balances resulting from Draws under the HELOCs during the related Collection Period exceed Principal Collections during such Collection Period and (y) after the Payment Date occurring in the calendar month during which the Revolving Period ends, the aggregate amount of Additional Balances conveyed to the Trust during the related Collection Period.

               Additional Certificate Security Balance: With respect to the issuance of Capped Funding Notes pursuant to Section 4.01(d) of the Indenture, the amount, if any, required in accordance with the Opinion of Counsel in connection therewith to be added to the Security Balances of the Certificates in accordance with Section 3.12 of the Trust Agreement. In addition, with respect to any Payment Date described in the second sentence of Section 3.12(a) of the Trust Agreement, the "Additional Certificate Security Balance" shall include the amount of the excess described in such sentence.

               Adjusted Mortgage Rate: With respect to any Home Equity Loan and any date of determination, the Loan Rate borne by the related Home Equity Loan, less the rate at which the related Subservicing Fee accrues.

     Adverse REMIC Event: As defined in Section 11.01(f) of the Indenture.

               Affiliate:   With  respect  to  any  Person,   any  other  Person
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

               Aggregate Additional Balance Differential: With respect to any Payment Date and any Variable Funding Note, the sum of Additional Balance Differentials that have been added to the Security Balance of such Variable Funding Note prior to such Payment Date.

     Aggregate Security Balance: With respect to any Payment Date, the aggregate of the Security Balances of all Securities or specified Classes of Securities as of such date.

     Amortization Event: Any one of the following events:

               (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Credit Enhancer;

               (b) if any representation or warranty made by the Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in Section 3.1(a) of the Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) or 3.1(c) of the Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Credit Enhancer are materially and adversely affected; provided, however, that an Amortization Event shall not be deemed to occur if the Seller has repurchased or caused to be repurchased or substituted for the related Home Equity Loan or all Home Equity Loans, if applicable, during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Credit Enhancer) in accordance with the provisions of the Indenture;

               (c) the entry against the Seller or the Issuer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (d) the Seller or the Issuer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller or the Issuer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (e) the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

               (f) a Servicing Default relating to the Master Servicer occurs under the Servicing Agreement and the Master Servicer is the Seller;

               (g) the aggregate of all draws under the Group II Policy (other than draws with respect to the Undercollateralization Amount) exceeds 1.0% of the Cut-off Date Loan Balance of the Group II Loans; or

               (h) the Issuer is determined to be an association taxable as a corporation for federal income tax purposes.

               In the case of any event described in (a), (b), (f) or (g), an Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Credit Enhancer or, with the consent of the Credit Enhancer, Securityholders evidencing not less than 51% of the Security Balance of each of the Term Notes and the Certificates, by written notice to the Seller, the Master Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Credit Enhancer or the Securityholders), declare that an Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), an Amortization Event will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Noteholders or the Credit Enhancer immediately upon the occurrence of such event; provided, that any Amortization Event may be waived and deemed of no effect with the written consent of the Credit Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

               Appraised Value: As to any Mortgaged  Property,  the value of the related Mortgaged Property determined by the appraisal, sales price for such Mortgaged Property or alternative valuation method, including a statistical valuation or the Stated Value, used in the origination of such Home Equity Loan, which may have been obtained at an earlier time but in no case more than 24 months prior to origination; provided that if such Home Equity Loan was originated simultaneously with or not more than 12 months after the origination of a mortgage loan secured by a senior lien on the related Mortgaged Property which senior lien was originated in a purchase or cash-out refinance transaction, the Appraised Value shall be the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of such senior mortgage, and (ii) the sales price of the Mortgaged Property at such time of origination.

               Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

               Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

               Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy Loss: With respect to any Home Equity Loan, a Deficient Valuation or a Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Indenture Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Home Equity Loan and either (A) the related Home Equity Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Home Equity Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Home Equity Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Bankruptcy Loss Amount: With respect to the Group I Loans, as of any date of determination, the Bankruptcy Loss Amount shall equal $128,595 less the sum of any Liquidation Loss Amounts on the Group I Loans due to Bankruptcy Losses up to such date of determination. With respect to the Group II Loans, as of any date of determination, the Bankruptcy Loss Amount shall equal $118,179 less the sum of any Liquidation Loss Amounts on the Group II Loans due to Bankruptcy Losses up to such date of determination.

               Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Group I Policy, the Group II Policy, the Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

               Basis Risk Shortfall: With respect to either the Class A-II Notes or the Variable Funding Notes, on any Payment Date an amount by which interest that would have accrued on such Notes at the applicable Note Rate during the related Interest Period (without application of the Group II Net WAC Rate) exceeds interest accrued thereon at the Group II Net WAC Rate. Basis Risk Shortfalls will not be included in the Interest Distribution Amount for such Notes for such Payment Date and such amount will accrue interest at the applicable Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in
Section 3.05(a) of the Indenture.

               Beneficial Owner: With respect to any Term Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository
(directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

               Billing Cycle: With respect to any Home Equity Loan and Due Date, the calendar month preceding such Due Date.

               Book-Entry Custodian: The custodian appointed pursuant to Section
4.06 of the Indenture.

               Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the States of New York, California, Minnesota, Illinois or Delaware are required or authorized by law to be closed.

               Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

     Capped Funding Note: Any Capped Funding Note issued in connection with an exchange pursuant to Section 4.01(c) or 4.01(d) of the Indenture.

               Cash Liquidation: As to any defaulted Home Equity Loan other than a Home Equity Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Home Equity Loan.

               Certificate Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Certificate Distribution Account.

               Certificate Distribution Amount: For any Payment Date, the amount remaining in the Payment Account following distributions pursuant to clauses (i) through (x) of Section 3.05(a)(I) of the Indenture and following distributions pursuant to clauses (i) through (x) of Section 3.05(a)(II) of the Indenture.

     Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     Certificate Paying Agent: The meaning specified in Section 3.10 of the Trust Agreement.

               Certificate  Percentage  Interest:  With  respect to any  Payment
Date, the Certificate Percentage Interest as stated on the face of such Certificate, which percentage may be recalculated in accordance with Section
3.12 of the Trust Agreement.

               Certificate Principal Balance: As of any Payment Date, with respect to any Group II Certificate, an amount equal to the then applicable Certificate Percentage Interest of such Certificate multiplied by the Group II Overcollateralization Amount. As of any Payment Date with respect to any Class SB-I Certificate, $319.57 as reduced by payments deemed made on prior Payment Dates in reduction of the Class Principal Balance of the Class SB-PO REMIC III Regular Interest pursuant to the provisions of Section 5.02(g) of the Trust Agreement. As of any Payment Date with respect to any Class R Certificate, $0.

               Certificate Rate: With respect to the Class SB-I Certificates or the REMIC III Regular Interest SB-IO and any Payment Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iv) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests relating to Loan Group I. For purposes of calculating the Certificate Rate for the Class SB-I Certificates, the numerator is equal to the sum of the following components:

               (i) the REMIC II Remittance Rate for Class LT1 REMIC II Regular Interest minus the Loan Group I SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of the Class LT1 REMIC II Regular Interest;

               (ii) the REMIC II Remittance Rate for the Class LT2 REMIC II Regular Interest minus the Loan Group I SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT2 REMIC II Regular Interest; and

               (iii) the REMIC II Remittance Rate for the Class LT4 REMIC II Regular Interest minus twice the Loan Group I SB-IO Marker Rate, applied to a notional amount equal to the Class Principal Balance of Class LT4 REMIC II Regular Interest.

     Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

     Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

               Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the

Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

     Certificates: The Group I Certificates and the Group II Certificates.

     Class: Collectively, all of the Notes or Certificates bearing the same designation.

               Class A-I-IO Notes: The Class A-I-IO Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-IO Notional Amount: With respect to the Class A-I-IO Notes and any Payment Date, the lesser of (a) the Class A-I-IO Scheduled Notional Balance for such Payment Date and (b) the aggregate principal balance of the Group I Loans, as of the beginning of the related Collection Period.

               Class A-I-IO Scheduled Notional Balance: With respect to any Payment Date, the amount with respect to that Payment Date set forth on Schedule I to the Indenture.

               Class A-I-1 Notes: The Class A-I-1 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-2 Notes: The Class A-I-2 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-3 Notes: The Class A-I-3 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-4 Notes: The Class A-I-4 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-5 Notes: The Class A-I-5 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-6 Notes: The Class A-I-6 Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-6 Lockout Distribution Amount: For any Payment Date, the product of (i) the Class A-I-6 Lockout Percentage for such Payment Date and
(ii) the Class A-I-6 Pro Rata Distribution Amount for such Payment Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Payment Date exceed the Principal Collection Distribution Amount for the Class I Notes for that Payment Date.

     Class A-I-6 Lockout Percentage: For each Payment Date, the applicable percentage set forth below:

 --------------------------------------------------- --------------------
 PAYMENT DATES                                       LOCKOUT PERCENTAGE



 PAYMENT DATES
 --------------------------------------------------- --------------------
 --------------------------------------------------- --------------------
 October 2002 through and including September 2005   0%
 --------------------------------------------------- --------------------
 --------------------------------------------------- --------------------
 October 2005 through and including September 2007   45%
 --------------------------------------------------- --------------------
 --------------------------------------------------- --------------------
 October 2007 through and including September 2008   80%
 --------------------------------------------------- --------------------
 --------------------------------------------------- --------------------
 October 2008 through and including September 2009   100%
 --------------------------------------------------- --------------------
 --------------------------------------------------- --------------------
 October 2009 and thereafter                         300%
 --------------------------------------------------- --------------------



               Class A-I-6 Pro Rata Distribution Amount: For any Payment Date, an amount equal to the product of (x) a fraction, the numerator of which is the Security Balance of the Class A-I-6 Notes immediately prior to that Payment Date and the denominator of which is the aggregate Security Balance of the Class I Notes, other than the Class A-I-IO Notes, immediately prior to that Payment Date and (y) the Principal Collection Distribution Amount for the Class I Notes for that Payment Date.

               Class A-II Notes: The Class A-II Home Equity Loan-Backed Term Notes, Series 2002-HS3, in substantially the form set forth in Exhibit A-1 to the Indenture.

               Class I Notes: The Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6 Notes and the Class A-I-IO Notes.

               Class LT Principal Reduction Amounts: For any Payment Date, the amounts by which the principal balances of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests respectively will be reduced on such Payment Date by the allocation of Liquidation Loss Amounts and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the Class Principal Balance of the Class LT1 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y2 = the Class Principal Balance of the Class LT2 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y3 = the Class Principal Balance of the Class LT3 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y4 = the Class Principal Balance of the Class LT4 REMIC II Regular Interest after the allocation of REMIC II Liquidation Loss
               Amounts and making of distributions on the prior Payment Date (note: Y4 = Y3 + Y6 ).

        (DELTA)Y1 = the Class LT1 Principal Reduction Amount.

        (DELTA)Y2 = the Class LT2 Principal Reduction Amount.

        (DELTA)Y3 = the Class LT3 Principal Reduction Amount.

        (DELTA)Y4 = the Class LT4 Principal Reduction Amount.

        P0 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests after distributions and the allocation of Liquidation Loss Amounts on the prior Payment Date.

            = the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        P1 = the aggregate principal balance of the Class LT1, Class LT2, Class LT3 and Class LT4 REMIC II Regular Interests after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date.

            = the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on such Payment Date.

        (DELTA)P = P0 - P1 = the  aggregate of the Class LT1,  Class LT2,  Class
               LT3 and Class LT4, Principal Reduction Amounts.

              =the sum of (I) the  aggregate  of the  Liquidation  Loss  Amounts attributable to Loan Group I for such Payment Date and allocated to principal by the definition of REMIC II Liquidation Loss Amounts, (II) the portion of Principal Collections for such Payment Date attributable to the Group I Loans and (III) the principal portion of amounts advanced for such Payment Date in respect of the Group I Loans.

        R0 = the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 = the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

          (alpha)= (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing
               Date for use on the first Payment Date shall be 0.0001.

        (gamma)0 = the interest accruing on the Class I Notes in respect of the Interest Period related to such Payment Date (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes).

        (gamma)1 = the interest accruing on the Class I Notes in respect of the Interest Period related to the next succeeding Payment Date
               (without reduction by the interest portion of Liquidation Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes).

Then, based on the foregoing definitions:

        (DELTA)Y1 =   (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

        (DELTA)Y2 =   ((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

        (DELTA)Y3 =   (alpha)(DELTA)P - (DELTA)Y2; and

        (DELTA)Y4 =   (DELTA)Y3

     if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers. Otherwise:

        (1)    If (DELTA)Y2, as so determined, is negative, then

        (DELTA)Y2 = 0;

        (DELTA)Y3 = {2(alpha)(DELTA)PY2R1R0 - (alpha)2P0((gamma)0R1 - (gamma)1R0)}/{2(alpha)Y2R1R0 - (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        (2)    If (DELTA)Y3, as so determined, is negative, then

        (DELTA)Y3 = 0;

        (DELTA)Y2 = {(alpha)2P0((gamma)0R1 - (gamma)1R0)} -
               2(alpha)(DELTA)PY2R1R0}/(2(alpha)Y2R1R0- 2(alpha)(DELTA)PR1R0 +
               (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

               Class I-LT1 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class I-LT1 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class I-LT1 REMIC I Regular Interest on such Payment Date.

               Class I-LT2 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class I-LT2 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class I-LT2 REMIC I Regular Interest on such Payment Date.

               Class I-LT3 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class I-LT3 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class I-LT3 REMIC I Regular Interest on such Payment Date.

               Class I-LT4 Principal Distribution Amount: For any Payment Date, the excess, if any, of the Class I-LT4 Principal Reduction Amount for such Payment Date over the principal Liquidation Loss Amounts allocated to the Class I-LT4 REMIC I Regular Interest on such Payment Date.

               Class I-LTB1 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO1.

               Class I-LTB2 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO2.

               Class I-LTB3 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO3.

               Class I-LTB4 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO4.

               Class I-LTB5 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO5.

               Class I-LTB6 REMIC I Regular Interest LTB6: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO6.

               Class I-LTB7 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO7.

               Class I-LTB8 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO8.

               Class I-LTB9 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO9.

               Class I-LTB10 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO10.

               Class I-LTB11 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO11.

               Class I-LTB12 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO12.

               Class I-LTB13 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO13.

               Class I-LTB14 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO14.

               Class I LTB15 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO15.

               Class I-LTB16 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO16.

               Class I-LTB17 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO17.

               Class I-LTB18 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO18.

               Class I-LTB19 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO19.

               Class I-LTB20 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO20.

               Class I-LTB21 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO21.

               Class I-LTB22 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO22.

               Class I-LTB23 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO23.

               Class I-LTB24 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO24.

               Class I-LTB25 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO25.

               Class I-LTB26 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO26.

               Class I-LTB27 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO27.

               Class I-LTB28 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO28.

               Class I-LTB29 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO29.

               Class I-LTB30 REMIC I Regular Interest: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Remittance Rate, and that has such other terms as are described herein. Such REMIC I Regular Interest shall be treated as related to REMIC II Regular Interest LTA-IO30.

     Class II Notes: The Class A-II Notes and the Variable Funding Notes.

               Class Principal Balance: For each Class of REMIC I Regular Interests, the Initial Balance thereof (as set forth in the definition of REMIC I Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC I Liquidation Loss Amounts and second by principal deemed distributed in respect thereof on such Payment Date pursuant to Section 5.01(e) of the Trust Agreement. For each Class of REMIC II Regular Interests, the Initial Balance thereof (as set forth in the definition of REMIC II Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC II Liquidation Loss Amounts and second by principal deemed distributed in respect thereof on such Payment Date pursuant to Section 5.01(f) of the Trust Agreement. For the REMIC III Regular Interest SB-PO, the Initial Balance thereof (as set forth in the definition of REMIC III Regular Interests) as reduced on each successive Payment Date first by Liquidation Loss Amounts allocated to the principal thereof by the definition of REMIC III Liquidation Loss Amounts and second by principal deemed distributed in respect thereof on such Payment Date pursuant to
Section 5.01(g) of the Trust Agreement. For each Class of REMIC III Regular Interests, the Class Principal Balance of the related Class of Notes or for the Class SB-I Certificates, the Certificate Principal Balance. For each Class of Notes, the initial Security Balance thereof as reduced on each successive Payment Date by principal distributed in respect thereof on such Payment Date pursuant to Section 3.05 of the Indenture.

               Class R Certificates: The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates, each as substantially in the form set forth in Exhibit I to the Trust Agreement.

     Class SB Certificates: The Class SB-I Certificates and the Class SB-II Certificates.

               Class SB-I Certificates: The Class SB-I Home Equity Loan-Backed Certificates, Series 2002-HS3, substantially in the form of Exhibit A to the Trust Agreement.

               Class SB-II Certificates: The Class SB-II Home Equity Loan-Backed Certificates, Series 2002-HS3, substantially in the form of Exhibit A to the Trust Agreement.

               Class SB-I Distribution Amount: On any Payment Date, the sum of the amounts deemed distributed in respect of the REMIC III Regular Interests SB-IO and SB-PO pursuant to Sections 5.01(f) and (g) of the Trust Agreement reduced by the amounts required to be paid pursuant to clauses (vii) through (x) of Section 3.05(a)(I) of the Indenture.

               Closing Date:  September 27, 2002.

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral: The meaning specified in the Granting Clause of the Indenture.

     Collection Period: With respect to any Home Equity Loan and any Payment Date, the calendar month preceding any such Payment Date.

               Combined Loan-to-Value Ratio: With respect to any HELOC and any date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Credit Limit and (ii) the outstanding principal balance as of the date of the origination of such HELOC (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase or decrease in the Credit Limit, to reduce the amount of primary insurance for such HELOC or to approve a subordinate lien) and of all other mortgage loans, if any, that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property. With respect to any HEL and any date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the initial principal balance of such HEL and (ii) the outstanding principal balance as of the date of origination of such HEL, and of all other mortgage loans, if any, that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Commission:  The Securities and Exchange Commission.

               Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Institutional Trust Services/Structured Finance. For purposes of Section 4.15 of the Indenture, however, such term shall mean the Indenture Trustee's agent, Chase Manhattan Trust Company, National Association, located at 1650 Market Street, Suite 5210, Philadelphia, Pennsylvania 19103, or such other office as the Indenture Trustee shall designate. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

               Credit Enhancer: FGIC, or any successor thereto.

               Credit Enhancer Default: If the Credit Enhancer fails to make a payment required under the Group I Policy or the Group II Policy in accordance with its terms.

               Credit Enhancer Premium Rate: The rate equal to 0.14% per annum, in the case of the Group I Policy, and 0.13% per annum, in the case of the Group II Policy.

     Credit Limit: With respect to any HELOC, the maximum Loan Balance permitted under the terms of the related Loan Agreement.

     Credit  Limit  Increase:  As  defined  in  Section  3.01  of the  Servicing
Agreement.

               Credit Score: With respect to any Home Equity Loan, the numerical designation obtained from credit reports provided by any credit reporting organization used to assess a borrower's credit-worthiness and the relative degree of risk a borrower represents to a lender, as determined in accordance with the applicable underwriting criteria.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in full.

               Custodial Account: The account or accounts created and maintained by the Master Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Master Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Equity Loans.

               Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Master Servicer relating to the custody of the Home Equity Loans and the Related Documents.

     Custodian: Wells Fargo Bank Minnesota, N.A., and its successors and assigns.

               Cut-off Date:  September 1, 2002.

               Cut-off Date Loan Balance: With respect to any Home Equity Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-off Date.

               Debt Service Reduction: With respect to any Home Equity Loan, a reduction in the scheduled payment for such Home Equity Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code that becomes final and non-appealable, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

               Deficient Valuation: With respect to any Home Equity Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Home Equity Loan and any senior lien on the Mortgaged Property, or any reduction in the amount of principal to be paid in connection with any scheduled payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code that becomes final and non-appealable.

     Definitive Notes: The meaning specified in Section 4.06 of the Indenture.

     Deleted Loan: A Home Equity Loan replaced or to be replaced with an Eligible Substitute Loan.

               Delinquent: As used herein, a Home Equity Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. Since the determination as to whether a Home Equity Loan falls into these categories is made as of the close of business on the last business day of each month, a Home Equity Loan with a payment due on September 1 that remained unpaid as of the close of business on September 30 would still be considered current as of September 30. If that payment remained unpaid as of the close of business on October 31, the Home Equity Loan would then be considered 30-59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

     Depositor: Residential Funding Mortgage Securities II, Inc., a Delaware corporation, or its successor in interest.

               Depository or Depository Agency: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

     Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               Determination Date: With respect to any Payment Date, the 20th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

               Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Owner Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an Ownership Interest in any Class of Notes or Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Dissolution Draw: Following an Event of Liquidation, on the Business Day following the date on which the proceeds of the sale or liquidation of the Trust Estate are to be distributed to the Securityholders, the amount, if any, by which the aggregate amount available for distribution to Class I Noteholders or Class A-II Noteholders is less than the sum of (1) an amount equal to all accrued and unpaid interest on the Class I Notes or the Class A-II Notes, as applicable, through such Payment Date and (2) 100% of the aggregate Security Balance of the Class I Notes or the Class A-II Notes, as applicable, outstanding immediately prior to such Payment Date.

     Dissolution Payment Date: Following an Event of Liquidation, the Business Day following the date on which the proceeds of the sale of the Trust Estate are paid to Securityholders.

     Draw: With respect to any HELOC, a borrowing by the related Mortgagor under the related Loan Agreement.

               Draw Period: With respect to each HELOC, the period consisting of either the first five, ten or fifteen years after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws.

               Due Date: With respect to any Home Equity Loan, the day of the month the Minimum Monthly Payment or fixed monthly payment is due as set forth in the related Mortgage Note.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1 by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) in the case of the Custodial Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency (if determined without regard to the related Policy) below the lower of the then-current rating or the rating assigned to such Securities (if determined without regard to the related Policy) as of the Closing Date by such Rating Agency).

               Eligible Substitute Loan: A Home Equity Loan substituted by the Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Home Equity Loan for a Deleted Home Equity Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in
Section  3.1(b) of the  Purchase  Agreement  (other than clauses  (xiv),  (xvi),
(xvii), (xviii), (xxvi), (xxvii), (xxviii) and (xxxi) thereof), if such Deleted Loan is a Group I Loan, or Section 3.1(c) (other than clauses (xiii), (xxiv)(B),
(xxv)(B), (xxvi), (xxvii), (xxxiv) and (xxxvi) thereof), if such Deleted Loan is a Group II Loan, as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin (if applicable) no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin (if applicable), respectively, of the Deleted Loan as of the date of substitution;
(iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan and (vi) not be 30 days or more delinquent.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) a default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made which has a material adverse effect on Securityholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding Security Balance of the Notes or the Credit Enhancer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

               Event of Liquidation: Following the occurrence of an Event of Default under the Indenture, the determination by the Indenture Trustee, as evidenced by a written notice provided to the Owner Trustee, the Depositor and the Credit Enhancer, that all conditions precedent to the sale or liquidation of the Trust Estate pursuant to Section 5.04 of the Indenture have been satisfied.

     Event of Servicer Termination: With respect to the Servicing Agreement, a Servicing Default as defined in Section 7.01 of the Servicing Agreement.

               Excess Loss Amount: With respect to the Group I Loans and any Payment Date, the sum of (i) the excess, if any, of the aggregate Liquidation Loss Amounts on the Group I Loans (other than as described in clauses (ii)-(v) hereof) for the related Collection Period and all preceding Collection Periods (other than as described in clauses (ii)-(v) hereof) over the amount equal to 11.25% of the Cut-off Date Loan Balance of the Group I Loans, (ii) any Special Hazard Losses on the Group I Loans in excess of the Special Hazard Amount with respect to the Group I Loans, (iii) any Fraud Losses on the Group I Loans in excess of the Fraud Loss Amount with respect to the Group I Loans, (iv) any Bankruptcy Losses on the Group I Loans in excess of the Bankruptcy Loss Amount with respect to the Group I Loans, and (v) any losses on the Group I Loans caused by or resulting from an Extraordinary Event.

               With respect to the Group II Loans and any Payment Date, the sum of (i) the excess, if any, of the aggregate Liquidation Loss Amounts on the Group II Loans (other than as described in clauses (ii)-(v) hereof) for the related Collection Period and all preceding Collection Periods (other than as described in clauses (ii)-(v) hereof) over the amount equal to 11.25% of the Cut-off Date Loan Balance of the Group I Loans, (ii) any Special Hazard Losses on the Group II Loans in excess of the Special Hazard Amount with respect to the Group II Loans, (iii) any Fraud Losses on the Group II Loans in excess of the Fraud Loss Amount with respect to the Group II Loans, (iv) any Bankruptcy Losses on the Group II Loans in excess of the Bankruptcy Loss Amount with respect to the Group II Loans, and (v) any losses on the Group II Loans caused by or resulting from an Extraordinary Event.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               Excluded Amount: For any Payment Date on or after the occurrence of an Amortization Event, the portion of the balance with respect to each HELOC attributable to all Draws not transferred to the Trust, and the portion of the Principal Collections (other than Net Liquidation Proceeds to the extent that the Excluded Amount of Liquidation Proceeds is not included in Net Liquidation Proceeds) and Interest Collections thereon for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Loan Balance in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

     Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

               Extraordinary Event: Any of the following conditions with respect to a Mortgaged Property or, in the case of clause (a), a Home Equity Loan, causing or resulting in a loss which causes the liquidation of the related Home Equity Loan:

               (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.13 of the Servicing Agreement but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2. by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

               (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

               (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Fannie Mae: Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FGIC: Financial Guaranty Insurance Company.

               Final Scheduled Payment Date: With respect to the Class I Notes, the Payment Date in August 2032 and with respect to the Class II Notes, the Payment Date in August 2032.

               Foreclosure Profit: With respect to a Liquidated Home Equity Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Home Equity Loan immediately prior to the final recovery of its Liquidation Proceeds.

               Fraud Loss Amount: With respect to the Group I Loans, as of any date of determination after the Cut-off Date, the Fraud Loss Amount shall equal
(X) prior to the first anniversary of the Cut-off Date an amount equal to 5.00% of the aggregate principal balance of the Group I Loans as of the date of determination minus the aggregate of any Liquidation Loss Amounts on the Group I Loans due to Fraud Losses up to such date of determination; (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to the lesser of
(1) 3.00% of the aggregate principal balance of the Group I Loans as of the date of determination and (2) the Fraud Loss Amount as of the first anniversary of the Cut-off Date minus the aggregate of any Liquidation Loss Amounts on the Group I Loans due to Fraud Losses since the first anniversary of the Cut-off Date up to such date of determination; and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to the lesser of (1) 2.00% of the of the aggregate principal balance of the Group I Loans as of the date of determination and (2) the Fraud Loss Amount as of the second anniversary of the Cut-off Date minus the aggregate of any Liquidation Loss Amounts on the Group I Loans due to Fraud Losses since the second anniversary of the Cut-off Date up to such date of determination.

               With respect to the Group II Loans, as of any date of determination after the Cut-off Date, the Fraud Loss Amount shall equal (X) prior to the first anniversary of the Cut-off Date an amount equal to 5.00% of the aggregate Credit Limits of the Group II Loans as of the Cut-off Date minus the aggregate of any Liquidation Loss Amounts on the Group II Loans due to Fraud Losses up to such date of determination; (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount with respect to the Group II Loans, as of the most recent anniversary of the Cut-off Date and (b) 3.00% of the aggregate of the Credit Limits of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate of any Liquidation Loss Amounts on the Group II Loans due to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination; and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate of the Credit Limits of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate of any Liquidation Loss Amounts on the Group II Loans due to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date with respect to both Loan Groups, the Fraud Loss Amount shall be zero.

     Fraud Losses: Any Liquidation Loss Amount on any Home Equity Loan as to which there was fraud in the origination of such Home Equity Loan.

     Freddie  Mac:  Freddie  Mac,   formerly  the  Federal  Home  Loan  Mortgage
Corporation, or any successor thereto.

               Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Gross Margin: With respect to any HELOC, the percentage set forth as the "Margin" for such HELOC on the Home Equity Loan Schedule.

     Group  I  Certificates:   The  Class  SB-I  Certificates,   the  Class  R-I
Certificates, Class R-II Certificates and the Class R-III Certificates.

               Group I Credit Enhancement Draw Amount: An amount, if any, equal to (1) on any Payment Date other than the Dissolution Payment Date or the Final Scheduled Payment Date for the Class I Notes, the sum of (a) the amount by which accrued interest on the Class I Notes, at the applicable Note Rates on such Payment Date exceeds the amount on deposit in the Payment Account available for interest payments on the Class I Notes on such Payment Date (exclusive of any Prepayment Interest Shortfalls and any Relief Act Shortfalls), (b) the amount by which any Liquidation Loss Distribution Amount with respect to the Class I Notes exceeds the sum of (x) the amount on deposit in the Payment Account available for payments with respect to Liquidation Loss Distribution Amounts on the Class I Notes on such Payment Date and (y) the Group I Overcollateralization Amount for such Payment Date (calculated without giving effect to any reductions relating to such Liquidation Loss Distribution Amounts) and (c) any Excess Loss Amount with respect to the Class I Notes; (2) with respect to the Dissolution Payment Date, the amount of the Dissolution Draw relating to the Class I Notes payable to the Holders of the Class I Notes following the sale, liquidation or other disposition of the assets of the Owner Trust Estate in connection with the liquidation of the Trust Estate as permitted under the Indenture following an Event of Default thereunder and (3) with respect to the Final Scheduled Payment Date for the Class I Notes, the amount by which the Security Balances on the Class I Notes, and any accrued and unpaid interest thereon (exclusive of any Prepayment Interest Shortfalls and any Relief Act Shortfalls) to the extent not previously paid, exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

     Group I Excess Spread: With respect to any Payment Date and Loan Group I and without taking into account any Group I Credit Enhancement Draw Amount for such Payment Date, the P&I Collections on the Group I Loans for such Payment Date remaining after application of clauses (i), (ii), (iv), (v) and (vii) of
Section 3.05(a)(I) of the Indenture.

               Group I Excess Spread Percentage: With respect to any Payment Date and Loan Group I, the percentage equivalent of a fraction (A) the numerator of which is the product of (1) the Group I Excess Spread for such Payment Date and (2) 12, and (B) the denominator of which is the Pool Balance of Loan Group I as of the beginning of the related Collection Period, expressed as a percentage.

               Group I Loans:  The HELs in Loan Group I.

               Group I Net WAC Rate: With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Loan Rates of the Group I Loans applicable for the Collection Period for such Payment Date occurs, minus
(2) the Note Rate for the Class A-I-IO Notes for such Payment Date multiplied by a fraction, the numerator of which is (x) the Class A-I-IO Notional Amount immediately prior to such Payment Date, and the denominator of which is (y) the aggregate principal balance of the Group I Loans as of the first day of the month preceding the month in which such Payment Date occurs, but in all events such per annum rate shall not be less than 0.00% per annum. With respect to the Class A-I-1 Notes, the Group I Net WAC Rate is further adjusted by multiplying the Group I Net WAC Rate by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Period.

               Group I Overcollateralization Amount: With respect to the Class I Notes, and any Payment Date, the amount by which the Pool Balance of the Group I Loans after applying payments received in the related Collection Period exceeds the aggregate Security Balance of the Class I Notes on such Payment Date (after application of Principal Collections for such date and any payments in respect to Liquidation Loss Amounts). On each Payment Date, the Group I Overcollateralization Amount available to cover Liquidation Loss Amounts on such Payment Date, if any, shall be deemed to be reduced by an amount equal to any Liquidation Loss Amounts (other than any Excess Loss Amounts) for such Payment Date on the Group I Loans, except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by P&I Collections on the Group I Loans pursuant to Section 3.05(a)(I) of the Indenture, or P&I Collections on the Group II Loans pursuant to Section 3.05(a)(II) of the Indenture.

               Group I Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Group I Loans as of the Cut-off Date, or $1,125,002.

               Group I Overcollateralization Increase Amount: With respect to the Class I Notes and (a) the first two Payment Dates, $0, and (b) any Payment Date after the first two Payment Dates, an amount equal to the lesser of (i) P&I Collections on the Group I Loans remaining after application of clauses (i) through (v) of Section 3.05(a)(I) of the Indenture and (ii) the excess, if any, of (x) the Group I Required Overcollateralization Amount for that Payment Date over (y) the Group I Overcollateralization Amount for that Payment Date.

               Group I Policy: The Financial Guarantee Insurance Policy number 02030023, dated as of September 27, 2002, issued by FGIC to the Indenture Trustee, with respect to the Class I Notes.

               Group I Required Overcollateralization Amount: With respect to any Payment Date prior to the Group I Stepdown Date, 1.50% of the Pool Balance of the Group I Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group I Stepdown Date, the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 3.00% of the Pool Balance for the Group I Loans after application of Interest Collections and Principal Collections received during the related Collection Period, but not less than the Group I Overcollateralization Floor; provided, however, that if, on any Payment Date after the Group I Stepdown Date, the Group I Rolling Three Month Excess Spread Percentage is less than 2.00%, the Group I Required Overcollateralization Amount shall remain fixed at its then current level, until the Payment Date on which the Group I Rolling Three Month Excess Spread Percentage again equals or exceeds 2.00%.

               The Group I Required Overcollateralization Amount may be reduced with the prior written consent of the Credit Enhancer and notice to the Rating Agencies, but without the consent of the Holders of the Notes.

               Group I Rolling Three Month Excess Spread Percentage: With respect to any Payment Date and the Group I Loans, the arithmetic average of the Group I Excess Spread Percentages determined for such Payment Date and for each of the two preceding Payment Dates. For purposes of calculating the Group I Excess Spread Percentage for the current Payment Date, the Group I Required Overcollateralization Amount shall be determined without regard to the proviso set forth in such definition.

               Group I Stepdown Date: The later of (a) the Payment Date in April 2005 and (b) the Payment Date on which the Pool Balance of the Group I Loans after applying payments received in the related Collection Period is less than or equal to 50% of the Pool Balance of the Group I Loans as of the Cut-off Date.

               Group I Step-up  Date:  With  respect  to the Group I Loans,  the
Payment Date on which the aggregate Loan Balance of the Group I Loans (after application of payments received during the related Collection Period) is less than 10% of the initial Pool Balance of the Group I Loans.

               Group II Certificates: The Class SB-II Certificates.

               Group II Credit Enhancement Draw Amount: An amount, if any, equal to (1) on any Payment Date other than the Insured Undercollateralization Payment Date, the Dissolution Payment Date or the Final Scheduled Payment Date for the Class II Notes, the sum of (a) the amount by which accrued interest on the Class II Notes, at the applicable Note Rates on such Payment Date exceeds the amount on deposit in the Payment Account available for interest payments on the Class II Notes on such Payment Date (exclusive of any Basis Risk Shortfalls and any Relief Act Shortfalls), (b) the amount by which any Liquidation Loss

Distribution Amount with respect to the Class II Notes exceeds the sum of (x) the amount on deposit in the Payment Account available for payments with respect to Liquidation Loss Distribution Amounts on the Class II Notes on such Payment Date and (y) the Group II Overcollateralization Amount for such Payment Date (calculated without giving effect to any reductions relating to such Liquidation Loss Distribution Amounts) and (c) any Excess Loss Amount with respect to the Class II Notes; (2) with respect to the Insured Undercollateralization Payment Date, the amount, if any, by which the Security Balance of the Class II Notes exceeds the Pool Balance of the Group II Loans, as of the last day of the related Collection Period (after giving effect to the application of principal payments on such Insured Undercollateralization Payment Date); (3) with respect to the Dissolution Payment Date, the amount of the Dissolution Draw relating to the Class II Notes payable to the Holders of the Class II Notes following the sale, liquidation or other disposition of the assets of the Owner Trust Estate in connection with the liquidation of the Trust Estate as permitted under the Indenture following an Event of Default thereunder and (4) with respect to the Final Scheduled Payment Date for the Class II Notes, the amount by which the Security Balances on the Class II Notes, and any accrued and unpaid interest thereon (exclusive of any Basis Risk Shortfalls and any Relief Act Shortfalls) to the extent not previously paid, exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

     Group II Excess Spread: With respect to any Payment Date and Loan Group II and without taking into account any Group II Credit Enhancement Draw Amount for such Payment Date, the P&I Collections on the Group II Loans for such Payment Date remaining after application of clauses (i), (ii), (iv), (v) and (vii) of
Section 3.05(a)(II) of the Indenture.

               Group II Excess Spread Percentage: With respect to any Payment Date and Loan Group II, the percentage equivalent of a fraction (A) the numerator of which is the product of (1) the Group II Excess Spread for such Payment Date and (2) 12, and (B) the denominator of which is the Pool Balance of Loan Group II as of the beginning of the related Collection Period, expressed as a percentage.

               Group II Loans:  The HELOCs in Loan Group II.

               Group II Net WAC Rate: With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Loan Rates of the Group II Loans as of the beginning of the related Collection Period, adjusted by multiplying the Group II Net WAC Rate by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Period.

               Group II Overcollateralization Amount: With respect to the Class II Notes, and any Payment Date, the amount by which the Pool Balance of the Group II Loans after applying payments received in the related Collection Period exceeds the aggregate Security Balance of the Class II Notes on such Payment Date (in each case, after application of Net Principal Collections or Principal Collections, as the case may be, for such date and acquisition by the Trust of Additional Balances on such Payment Date and any payments in respect of
Liquidation Loss Amounts). On each Payment Date, the Group II Overcollateralization Amount available to cover Liquidation Loss Amounts on such

Payment Date, if any, shall be deemed to be reduced by an amount equal to any Liquidation Loss Amounts (other than any Excess Loss Amounts) for such Payment Date on the Group II Loans, except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by P&I Collections on the Group II Loans pursuant to Section 3.05(a)(II) of the Indenture, or P&I Collections on the Group I Loans pursuant to Section 3.05(a)(I) of the Indenture.

               Group II Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balances of the Group II Loans as of the Cut-off Date, or $1,025,000.

               Group II Overcollateralization Increase Amount: With respect to any Payment Date and the Class II Notes, an amount equal to the lesser of (i) P&I Collections on the Group II Loans remaining after application of clauses (i) through (v) of Section 3.05(a)(II) of the Indenture and (ii) the excess, if any, of (x) the Group II Required Overcollateralization Amount for that Payment Date over (y) the Group II Overcollateralization Amount for that Payment Date.

               Group II Policy: The Financial Guarantee Insurance Policy number 02030024, dated as of September 27, 2002, issued by FGIC to the Indenture Trustee, with respect to the Class II Notes.

               Group II Required Overcollateralization Amount: With respect to any Payment Date prior to the Group II Stepdown Date, 1.00% of the Pool Balance of the Group II Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group II Stepdown Date, the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) 2.00% of the Pool Balance for the Group II Loans after application of Interest Collections and Principal Collections received during the related Collection Period but not less than the Group II Overcollateralization Floor; provided, however, that if on any Payment Date after the Group II Stepdown Date, the Group II Rolling Three Month Excess Spread Percentage is less than 2.25%, the Group II Required Overcollateralization Amount shall remain fixed at its then current level, until the Payment Date on which the Group II Rolling Three Month Excess Spread Percentage again equals or exceeds 2.25%.

               The Group II Required Overcollateralization Amount may be reduced with the prior written consent of the Credit Enhancer and notice to the Rating Agencies, but without the consent of the Holders of the Notes.

               Group II Rolling Three Month Excess Spread Percentage: With respect to any Payment Date and the Group II Loans, the arithmetic average of the Group II Excess Spread Percentages determined for such Payment Date and for each of the two preceding Payment Dates. For purposes of calculating the Group II Excess Spread Percentage for the current Payment Date, the Group II Required Overcollateralization Amount shall be determined without regard to the proviso set forth in such definition.

               Group II Stepdown Date: The later of (a) the Payment Date in September 2004 and (b) the Payment Date on which the Pool Balance of the Group II Loans after applying payments received in the related Collection Period is less than 50% of the Pool Balance of the Group II Loans as of the Cut-off Date.

     HEL: Each closed-end, fixed rate home equity mortgage loan, together with the Related Documents, included in the Trust Estate.

               HELOC: Each adjustable-rate, home equity revolving line of credit
loan,  including  Additional  Balances,   if  any,  together  with  the  Related
Documents, included in the Trust Estate.

               Holder:  Any of the Noteholders or Certificateholders.

               Home Equity Loans:  Collectively, the HELs and HELOCs.

               Home Equity Loan Schedule: The initial schedule of Home Equity Loans as of the Cut-off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Home Equity Loan (as applicable) (i) the Cut-off Date Loan Balance ("Principal Bal"), (ii) the Credit Limit, (iii) the Gross Margin ("Margin"), (iv) the Maximum Rate ("Ceiling"), if any, (v) the lien position of the related Mortgaged Property, (vi) the Depositor's Home Equity Loan identifying number, (vii) the Subservicer's Home Equity Loan identifying number (viii) the city, state and zip code of the Mortgaged Property, (ix) a code indicating whether the Mortgaged Property is owner-occupied, (x) the type of residential dwelling constituting the Mortgaged Property, (xi) the original number of months to maturity, (xii) the remaining number of months to maturity from the Cut-off Date, (xiii) as to any first lien Home Equity Loan, the Loan-to-Value Ratio at origination and as to any second lien Home Equity Loan, the Combined Loan-to-Value Ratio at origination of such second lien Home Equity Loan, (xiv) the Loan Rate in effect as of the Cut-off Date, (xv) the stated maturity date, (xvi) the prior encumbrance principal balance (denoted as "Senior Lien" on the Home Equity Loan Schedule), if any, (xvii) the Credit Score, (xviii) the Mortgagor's debt-to-income ratio, (xix) a code indicating the product type, (xx) a code indicating the purpose of the Home Equity Loan, (xxi) the Mortgage Note date, (xxii) the teaser expiration date, and (xxiii) the Appraised Value.

     Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

     Indenture: The indenture, dated as of the Closing Date, between the Issuer, as debtor, and the Indenture Trustee, as indenture trustee.

     Indenture Trustee: JPMorgan Chase Bank, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

               Independent: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     Index: With respect to any HELOC, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

               Initial Certificates:  The Home Equity Loan-Backed  Certificates,
Series  2002-HS3,   issued  on  the  Closing  Date,  each  evidencing  undivided beneficial interests in the Issuer and executed by the Owner Trustee.

               Initial Class A-I-1 Security Balance:  $83,000,000.
               ------------------------------------

               Initial Class A-I-2 Security Balance:  $35,000,000.
               ------------------------------------

               Initial Class A-I-3 Security Balance:  $37,000,000.
               ------------------------------------

               Initial Class A-I-4 Security Balance:  $37,000,000.
               ------------------------------------

               Initial Class A-I-5 Security Balance:  $10,500,000.
               ------------------------------------

               Initial Class A-I-6 Security Balance:  $22,500,000.
               ------------------------------------

               Initial Class A-I-IO Security Balance:  $0.
               -------------------------------------

               Initial Class A-II Security Balance:  $207,500,000.
               -----------------------------------

               Initial   Security   Balance:   With   respect  to  the   Initial
Certificates, $0.00, the Term Notes, as listed above for each Class and the Variable Funding Notes, $0.00.

               Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such

Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

               Insurance Agreement: The Insurance and Indemnity Agreement, dated as of the Closing Date, among the Master Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

               Insurance Proceeds: Proceeds paid by any insurer (other than the Credit Enhancer) pursuant to any insurance policy covering a Home Equity Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the next to last sentence of Section 3.04(a) of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Equity Loan.

               Insured Undercollateralization Payment Date: The earliest of (i) the ninth Payment Date or (ii) the Payment Date immediately following the purchase of the Group II Loans or Class II Notes by the Master Servicer pursuant to Section 8.08 of the Servicing Agreement .

               Interest Collections: With respect to any Payment Date and the Group I Loans, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Group I Loan) as is paid by the Seller or the Master Servicer or is collected by the Master Servicer under the Group I Loans, reduced by the Servicing Fees with respect to the Group I Loans for the related Collection Period, by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period with respect to the Group I Loans. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Group I Loan that constitutes principal or interest.

               With respect to any Payment Date and the Group II Loans, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Group II Loan) as is paid by the Seller or the Master Servicer or is collected by the Master Servicer under the Group II Loans (exclusive of the pro rata portion thereof attributable to any Excluded Amounts not conveyed to the Trust following an Amortization Event), reduced by the Servicing Fees for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period with respect to the Group II Loans. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Group II Loan that constitutes principal or interest.

               Interest Distribution Amount: With respect to any Class or Classes of Class I Notes or Class II Notes, and any Payment Date, an amount equal to interest accrued during the related Interest Period on those Classes of Notes on their respective Security Balance or Notional Amount immediately prior to that Payment Date, at the related Note Rate, or Note Rates, minus the amount of any Relief Act Shortfalls on the Home Equity Loans in the related Loan Group during the related Collection Period allocated to those Classes, and minus, in the case of the Class I Notes, any Prepayment Interest Shortfalls on the Group I Loans during the related Collection Period allocated to such Classes.

               Interest Period: With respect to the Class I Notes (other than the Class A-I-1 Notes) and any Payment Date, the calendar month preceding the month in which such Payment Date occurs. The Interest Period for the Class A-I-1 Notes and the Class A-II Notes shall be, with respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

               Interest Rate Adjustment Date: With respect to each HELOC, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

     Interim Certification: The meaning specified in Section 2.1(c) of the Purchase Agreement.

     Issuer or Trust: The Home Equity Loan Trust 2002-HS3, a Delaware statutory trust, or its successor in interest.

     Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

               LIBOR: For any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period. With respect to the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Master Servicer and the Credit Enhancer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

               LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

               Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

               Liquidated Home Equity Loan: With respect to any Payment Date, any Home Equity Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related Home Equity Loan have been recovered. The Master Servicer will treat any Group I Loan that is 180 days or more Delinquent as having been finally liquidated.

               Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Home Equity Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Home Equity Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Home Equity Loan) respecting the related Home Equity Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

               Liquidation Loss Amounts: With respect to any Payment Date and any Home Equity Loan that became a Liquidated Home Equity Loan during the related Collection Period, the unrecovered portion of the related Loan Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Loan Balance. If a Bankruptcy Loss has occurred with respect to any Home Equity Loan, the amount of the Bankruptcy Loss will be treated as a Liquidation Loss Amount.

               Liquidation Loss Distribution Amount: With respect to the Group I Loans and any Payment Date, the aggregate of (A) 100% of the Liquidation Loss Amounts (other than any Excess Loss Amounts) incurred with respect to the Group I Loans during the related Collection Period, plus (B) any such Liquidation Loss Amounts (other than any Excess Loss Amounts) remaining undistributed from any preceding Payment Date, provided that any Liquidation Loss Amount described in this clause (B) shall not be distributed to the extent that the Liquidation Loss Amount was paid on the Class I Notes by means of a draw on the Group I Policy, from collections on the Home Equity Loans in the other Loan Group, or was reflected in the reduction of the Group I Overcollateralization Amount.

               With respect to the Group II Loans and any Payment Date, the aggregate of (A) 100% of the Liquidation Loss Amounts (other than any Excess Loss Amounts) incurred with respect to the Group II Loans during the related Collection Period, plus (B) any such Liquidation Loss Amounts (other than any Excess Loss Amounts) remaining undistributed from any preceding Payment Date, provided that any Liquidation Loss Amount described in this clause (B) shall not be distributed to the extent that the Liquidation Loss Amount was paid on the Class II Notes by means of a draw on the Group II Policy, from collections on the Home Equity Loans in the other Loan Group, or was reflected in the reduction of the Group II Overcollateralization Amount.

               Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Group I Policy and Group II Policy) if any received in connection with the liquidation of any Home Equity Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

               Loan Agreement: With respect to any HEL, the promissory note, or, with respect to any HELOC, the credit line account agreement, executed by the related Mortgagor and any amendment or modification thereof.

               Loan Balance: With respect to any HEL, other than a HEL which has become a Liquidated Home Equity Loan, and as of any day, the related Cut-off Date Loan Balance minus all collections credited as principal in respect of any such HEL in accordance with the related Loan Agreement and applied in reduction of the Loan Balance thereof. With respect to any HELOC, other than a HELOC which has become a Liquidated Home Equity Loan, and as of any day, the related Cut-off Date Loan Balance, plus (i) any Additional Balances in respect of such HELOC conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such HELOC in accordance with the related Loan Agreement (except for any such collections that are allocable to any Excluded Amount) and applied in reduction of the Loan Balance thereof. For purposes of this definition, a Liquidated Home Equity Loan shall be deemed to have a Loan Balance equal to the Loan Balance of the related HEL or HELOC immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Loan Balance of zero thereafter.

     Loan Rate: With respect to any Home Equity Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

               Loan Group:  Loan Group I or Loan Group II.

               Loan Group I: The HELs identified on the Home Equity Loan Schedule as being assigned to Loan Group I and which correspond with the Class I Notes.

               Loan Group I SB-IO Marker Rate: Two times the weighted average of the REMIC II Remittance Rates for the Class LT2 REMIC II Regular Interest and the Class LT3 REMIC II Regular Interest weighted by their respective Class Principal Balances.

               Loan Group II: The HELOCs identified on the Home Equity Loan Schedule as being assigned to Loan Group II and which correspond with the Class II Notes.

               Lost Note Affidavit: With respect to any Home Equity Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller or the related Program Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement).

     Master Servicer: Residential Funding Corporation, a Delaware corporation, and its successors and assigns.

               Master Servicing Fee: With respect to any Home Equity Loan and any Collection Period, the product of (i) the Master Servicing Fee Rate divided by 12 and (ii) the related Loan Balance as of the first day of such Collection Period.

     Master Servicing Fee Rate: With respect to any Home Equity Loan, 0.08% per annum.

               Maturity Date: With respect to each Class of Class I Notes of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Security Balance of each such Class of Class I Notes representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class A-I-IO Notes, August 25, 2032, which is the second Payment Date following the latest maturity date of any Group I Loan, and which is for the Class A-I-IO Notes, March 25, 2005.

               Maximum Rate: With respect to each HELOC with respect to which the related Loan Agreement provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC under the terms of such Loan Agreement, as set forth on the Home Equity Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

               Maximum Variable Funding Balance: The maximum Security Balance of the Variable Funding Notes, which shall be an amount equal to $56,098,402 or such greater amount as may be permitted pursuant to Section 9.01 of the Indenture.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Home Equity Loans registered with MERS on the MERS(R)System.

               Minimum Monthly Payment: With respect to any HELOC and any month, the minimum amount required to be paid by the related Mortgagor in such month. With respect to any HEL and any month, the scheduled monthly payment due on the related Due Date.

               MOM Loan: With respect to any Home Equity Loan, MERS acting as the mortgagee of such Home Equity Loan, solely as nominee for the originator of such Home Equity Loan and its successors and assigns, at the origination thereof.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

               Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Home Equity Loan.

               Mortgage  File:  The  file   containing  the  Related   Documents
pertaining to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to the Purchase Agreement or the Servicing Agreement.

               Mortgage Note: With respect to a Home Equity Loan, the mortgage note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by a Mortgage on a related Mortgaged Property, as modified or amended.

     Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Home Equity Loan.

               Mortgagor:  The obligor or obligors under a Loan Agreement.

               Net Liquidation Proceeds: With respect to any Liquidated Home Equity Loan, Liquidation Proceeds (excluding any draws under the Group I Policy and Group II Policy) net of Liquidation Expenses (but not including the portion, if any, of such net amount that exceeds the Loan Balance of the Home Equity Loan at the end of the Collection Period immediately preceding the Collection Period in which such Home Equity Loan became a Liquidated Home Equity Loan, plus accrued and unpaid interest on such Loan Balance from the date last paid to the date of receipt of final Liquidation Proceeds).

     Net Loan Rate: With respect to any Home Equity Loan and any day, the related Loan Rate less: (1) 0.58% per annum and (2) the related Credit Enhancer Premium Rate.

               Net Principal Collections: With respect to the Group II Loans and any Payment Date, the excess, if any, of Principal Collections for the related Collection Period over the amount of Additional Balances created during the related Collection Period and conveyed to the Trust Estate.

     Non-United States Person: Any Person other than a United States Person.

     Note Owner: The Beneficial Owner of a Note.

     Note Rate: With respect to the Notes and any Interest Period, the following rates:

          (i) Class A-I-1 Notes: the least of (1) LIBOR plus 0.14%, (2) 8.00% per annum, and (3) the Group I Net WAC Rate;

          (ii) Class A-I-2 Notes: the lesser of (i) 3.03% per annum or (ii) the Group I Net WAC Rate;

          (iii)Class A-I-3 Notes: the lesser of (i) 3.49% per annum or (ii) the Group I Net WAC Rate;

          (iv) Class A-I-4 Notes: the lesser of (i) 4.36% per annum or (ii) the Group I Net WAC Rate;

          (v) Class A-I-5 Notes: the lesser of (1) a fixed rate equal to 4.93% per annum (or, for any Interest Period commencing with the second Payment Date after the Group I Step-Up Date, 5.43% per annum) or
               (2) the Group I Net WAC Rate;

          (vi) Class A-I-6 Notes: the lesser of (i) 4.48% per annum or (ii) the Group I Net WAC Rate;

          (vii)Class A-I-IO Notes: (i) in the case of any Payment Date up to and including the March 2005 Payment Date, the lesser of (a) 6.50% per annum or (b) the REMIC I Remittance Rate, and (ii) in the case of any Payment Date after the March 2005 Payment Date, 0% per annum;

          (viii) Class A-II Notes: the least of (i) LIBOR plus 0.34%, (ii) 17.25% per annum and (iii) the Group II Net WAC Rate.

          (ix) Variable Funding Notes: the least of (i) LIBOR plus 0.34%, (ii) 17.25% per annum and (iii) the Group II Net WAC Rate.

     Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

     Note Registrar: The Indenture Trustee, in its capacity as Note Registrar.

               Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

     Notes: Collectively, the Term Notes and the Variable Funding Notes issued and outstanding at any time pursuant to the Indenture.

               Notional Amount: With respect to the Class SB-I Certificates and the REMIC III Regular Interest SB-IO and any Payment Date, the aggregate of the Class Principal Balances for all Classes of REMIC II Regular Interests before giving effect to payments to be made and the allocation of Liquidation Loss Amounts to occur on such Payment Date. With respect to the Class A-I-IO Notes, the Class A-I-IO Notional Amount.

               Officer's Certificate: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

               Opinion of Counsel: A written opinion of counsel. Any Opinion of Counsel for the Master Servicer may be provided by in-house counsel for the Master Servicer if reasonably acceptable to the Indenture Trustee, the Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

     Original Trust Agreement: The Trust Agreement, dated as of September 23, 2002, between the Owner Trustee and the Depositor.

     Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)  Notes  theretofore   cancelled  by  the  Note  Registrar  or
          delivered to the Indenture Trustee for cancellation; and

                      (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Credit Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Group I Policy or the Group II Policy shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such
Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of the Home Equity Loans.

               Owner Trustee: Wilmington Trust Company not in its individual capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

     Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to
Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

               Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

     Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

               Percentage Interest: With respect to any Note and any Payment Date, the percentage obtained by dividing the Security Balance of such Note by the aggregate of the Security Balances of all Notes (including the Term Notes and the Variable Funding Notes) or all Notes of the same Class, as applicable, prior to such Payment Date. With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

               Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the

        United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating category available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as an Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, and which are acceptable to the Credit Enhancer, as evidenced in writing, provided that if the Master Servicer or any other Person controlled by the Master Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Home Equity Loans;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

               Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: Each of the Group I Policy and the Group II Policy or both, as applicable.

     Pool Balance: With respect to any date, the aggregate of the Loan Balances of all Home Equity Loans in a Loan Group as of such date.

               Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

               Prepayment Assumption: With respect to the Class I Notes, the prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes, based on the assumption that, subsequent to the date of any determination, the Group I Loans will prepay at a rate equal to 100% of the prepayment assumption with respect to the Group I Loans as defined in the Prospectus Supplement.

               Prepayment Interest Shortfall: With respect to any Group I Loan and any Payment Date, the aggregate shortfall, if any, in Interest Collections on the Group I Loans, adjusted to the related Net Loan Rate, resulting from mortgagor prepayments during the related Collection Period. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding Loan Balance of the Home Equity Loans as of the Due Date immediately preceding the date of prepayment.

        Principal Collection Distribution Amount: With respect to the Class I Notes and any Payment Date, the lesser of (a) the excess of (i) the P&I Collections for Loan Group I over (ii) the Interest Distribution Amount for the Class I Notes and (b) the sum of:

               (i) the principal portion of each Minimum Monthly Payment received with respect to the Group I Loans and the related Collection Period;

               (ii) the Loan Balance of any Group I Loan repurchased during the related Collection Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Loan during the related Collection Period; and

               (iii) the principal portion of all other unscheduled collections on the Group I Loans (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Collection Period (or deemed to have been so received);

provided, however, on any Payment Date with respect to which the Group I Overcollateralization Amount that would result if determined without application of this proviso exceeds the Group I Required Overcollateralization Amount, the Principal Collection Distribution Amount will be reduced by the amount of such excess until the Group I Overcollateralization Amount equals the Group I Required Overcollateralization Amount.

               With respect to the Class A-II Notes, for any Payment Date, (i) at any time during the Revolving Period, so long as an Amortization Event has not occurred, Net Principal Collections and (ii) following an Amortization Event or at any time after the end of the Revolving Period, Principal Collections; provided, however, on any Payment Date with respect to which the Group II Overcollateralization Amount that would result if determined without application of this proviso exceeds the Group II Required Overcollateralization Amount, the Principal Collection Distribution Amount will be reduced by the amount of such excess until the Group II Overcollateralization Amount equals the Group II Required Overcollateralization Amount.

     Principal Collections: With respect to any Payment Date and any Home Equity Loan in a Loan Group, the aggregate of the following amounts:

               (i) the total amount of payments made by or on behalf of the Mortgagor, received and applied as payments of principal on the Home Equity Loan during the related Collection Period, as reported by the related Subservicer;

               (ii) any Net Liquidation Proceeds, allocable as a recovery of principal, received in connection with the Home Equity Loan during the related Collection Period;

               (iii) if the Home Equity Loan was purchased by the Master Servicer pursuant to Section 3.15 of the Servicing Agreement or was repurchased by the Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Loan Balance of the Home Equity Loan as of the date of such purchase or repurchase and if a Home Equity Loan was substituted for a Deleted Loan, the amount deposited by the Seller as a Substitution Adjustment Amount; and

               (iv) any other amounts received as payments on or proceeds of the Home Equity Loan during the Collection Period to the extent applied in reduction of the principal amount thereof;

provided that Principal Collections shall not include any Foreclosure Profits, and shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (c), (d) and (j) of Section 3.03 of the Servicing Agreement, and provided further that Principal Collections with respect to the Group II Loans shall not include any portion of such amounts that are allocable to any Excluded Amount.

               Principal Prepayment: Any payment of principal by a Mortgagor, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Program Guide: Together, the Seller's Seller Guide and Servicing Guide, as in effect from time to time.

     Program Seller: With respect to any Home Equity Loan, the Person that sold such Home Equity Loan to the Seller.

     Prospectus Supplement: The prospectus supplement dated September 24, 2002, relating to the Term Notes.

               Purchase Agreement: The Home Equity Loan Purchase Agreement, dated as of the Closing Date, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Home Equity Loans.

     Purchase Price: The meaning specified in Section 2.2(a) of the Purchase Agreement.

     Purchaser: Residential Funding Mortgage Securities II, Inc., a Delaware corporation, and its successors and assigns.

               P&I Collections: With respect to Loan Group I and any Payment Date, the sum of Interest Collections and Principal Collections for that Payment Date. With respect to Loan Group II and any Payment Date, the sum of Interest Collections for that Payment Date and so long as an Amortization Event has not occurred and if during the Revolving Period, Net Principal Collections for that Payment Date, or if an Amortization Event has occurred or the Revolving Period has ended, Principal Collections for the applicable Payment Date, in each case with respect to the Group II Loans.

               Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities. Initially, Moody's and Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's or P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

               Record Date: With respect to the Term Notes (other than the Class A-I-1 Notes and the Class II Notes) and the Certificates and any Payment Date, the last Business Day of the month preceding the month of such Payment Date. With respect to the Class A-I-1 Notes and the Class II Notes and any Payment Date, the Business Day next preceding such Payment Date.

               Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Security Balance of the Class A-I-1 Notes and the Class II Notes; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Master Servicer and the Credit Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Security Balance of the Class A-I-I Notes and the Class II Notes. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

               Reference   Banks:   Three  major  banks  which  are  engaged  in
transactions in the London interbank markets selected by the Indenture Trustee, after consultation with the Master Servicer and the Credit Enhancer.

     Registered Holder: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

     Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests or REMIC III Regular Interests.

               Related Documents: With respect to each Home Equity Loan, the documents specified in Section 2.1(c) of the Purchase Agreement and any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

               Relief Act Shortfalls: With respect to any Payment Date, for any Home Equity Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any other similar federal or state law, the shortfall, if any, equal to (i) one month's interest on the Loan Balance of such Home Equity Loan at the applicable Loan Rate, without application of such Act, over (ii) the interest collectible on such Home Equity Loan during such Collection Period.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC   Administrator:   Residential  Funding   Corporation.   If
Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under the Indenture and the Trust Agreement.

     REMIC I: The segregated pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

               REMIC I Certificates:  The Class R-I Certificates.

               REMIC I Liquidation Loss Amounts: For any Payment Date, Liquidation Loss Amounts on the Group I Mortgage Loans for the related Collection Period shall be allocated as follows: Liquidation Loss Amounts shall be allocated to the Class I-LTA and LTB REMIC I Regular Interests in reduction of the principal balances thereof to the extent required to reduce the aggregate principal balance of the Class I-LTA and LTB REMIC I Regular Interests to the aggregate principal balance of the Loan Group I Mortgage Loans with any remaining Liquidation Loss Amounts treated as reducing accrued interest on the Class I-LTA and LTB REMIC I Regular Interests. Liquidation Loss Amounts treated as reducing the principal balance of the Class I-LTA and LTB REMIC I Regular Interests shall be allocated, first, to the Class I- LTA REMIC I Regular Interests until the Principal Balance of such Regular Interest shall have been reduced to zero, and, thereafter, to the Class I-LTB REMIC I Regular Interests successively in ascending numerical order.

               REMIC I Regular Interests: The Class I-LTA REMIC I Regular Interest and Class I-LTB REMIC I Regular Interest having the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                 REMIC I                                          LATEST
      DESIGNATION               REMITTANCE               INITIAL                 POSSIBLE
          DATE                     RATE                   BALANCE              MATURITY(1)
------------------------- ----------------------- ----------------------- -----------------------

          LTA                Variable (2)(3)         $355,700,354.12         August 25, 2032

          LTB1                 Variable(2)             $1,070,000.00         August 25, 2032

          LTB2                 Variable(2)             $1,080,000.00         August 25, 2032

          LTB3                 Variable(2)             $2,150,000.00         August 25, 2032

          LTB4                 Variable(2)             $2,160,000.00         August 25, 2032

          LTB5                 Variable(2)             $3,230,000.00         August 25, 2032

          LTB6                 Variable(2)             $1,970,000.00         August 25, 2032

          LTB7                 Variable(2)             $3,230,000.00         August 25, 2032

          LTB8                 Variable(2)             $4,310,000.00         August 25, 2032

          LTB9                 Variable(2)             $2,160,000.00         August 25, 2032

         LTB10                 Variable(2)             $4,300,000.00         August 25, 2032

         LTB11                 Variable(2)             $3,230,000.00         August 25, 2032

         LTB12                 Variable(2)             $3,230,000.00         August 25, 2032

         LTB13                 Variable(2)             $3,240,000.00         August 25, 2032

         LTB14                 Variable(2)             $2,150,000.00         August 25, 2032

         LTB15                 Variable(2)             $2,150,000.00         August 25, 2032

         LTB16                 Variable(2)             $3,230,000.00         August 25, 2032

         LTB17                 Variable(2)             $2,160,000.00         August 25, 2032

         LTB18                 Variable(2)             $1,070,000.00         August 25, 2032

         LTB19                 Variable(2)             $2,160,000.00         August 25, 2032

         LTB20                 Variable(2)             $2,150,000.00         August 25, 2032

         LTB21                 Variable(2)             $2,160,000.00         August 25, 2032

         LTB22                 Variable(2)             $1,070,000.00         August 25, 2032

         LTB23                 Variable(2)             $1,080,000.00         August 25, 2032

         LTB24                 Variable(2)             $2,150,000.00         August 25, 2032

         LTB25                 Variable(2)             $1,080,000.00         August 25, 2032

                                       45

         LTB26                 Variable(2)                     $0.00         August 25, 2032

         LTB27                 Variable(2)             $2,150,000.00         August 25, 2032

         LTB28                 Variable(2)             $1,080,000.00         August 25, 2032

         LTB29                 Variable(2)                     $0.00         August 25, 2032

         LTB30                 Variable(2)               $12,920,000         August 25, 2032
------------------------- ----------------------- ----------------------- -----------------------

               (2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

               (3) The Class LTA REMIC I Regular Interest will also be entitled to receive amounts in the nature of prepayment charges received with respect to Loan Group I, provided that this payment shall not be deemed to reduce the principal balance of the Class I-LT1 REMIC I Regular Interest.

               REMIC I Regular Interest LTB: The Class I-LTB1 REMIC I Regular Interest, the Class I-LTB2 REMIC I Regular Interest, the Class I-LTB3 REMIC I Regular Interest, the Class I-LTB4 REMIC I Regular Interest, the Class I-LTB5
REMIC I Regular Interest, the Class I-LTB6 REMIC Interest, the Class I-LTB7 REMIC I Regular Interest, the Class I-LTB8 REMIC I Regular Interest, the Class I-LTB9 REMIC I Regular Interest, the Class I-LTB10 REMIC I Regular Interest, the Class I-LT11 REMIC I Regular Interest, the Class I-LTB12 REMIC Interest, the Class I-LTB13 REMIC I Regular Interest, the Class I-LTB14 REMIC I Regular Interest, the Class I-LTB15 REMIC I Regular Interest, the Class I-LTB16 REMIC I Regular Interest, the Class I-LTB17 REMIC I Regular Interest, the Class I-LTB18 REMIC Interest, the Class I-LTB19 REMIC I Regular Interest, the Class I-LTB20 REMIC I Regular Interest, the Class I-LTB21 REMIC I Regular Interest, the Class I-LTB22 REMIC I Regular Interest, the Class LTB23 REMIC I Regular Interest, the Class I-LTB24 REMIC Interest, the Class I-LTB25 REMIC I Regular Interest, the Class I-LTB26 REMIC I Regular Interest, the Class I-LTB27 REMIC I Regular Interest, the Class I-LTB28 REMIC I Regular Interest, the Class I-LTB29 REMIC I Regular Interest and the Class I-LT30 REMIC Interest.

               REMIC I Remittance Rate: With respect to any Payment Date and any REMIC I Regular Interest, a per annum rate equal to the weighted average of the Net Loan Rates of the Group I Loans applicable for the Interest Period for such Payment Date.

               REMIC II Remittance Rate: With respect to the Class LT1 and LT2 REMIC II Regular Interests, the Group I Net WAC Rate. With respect to Class LT3 REMIC II Regular Interest, zero (0.00%) per annum. With respect to the Class LT4 REMIC II Regular Interest, twice the Group I Net WAC Rate. With respect to each REMIC II Regular Interest LTA-IO, the rate defined in footnote (2) of the definition of REMIC II Regular Interest.

               REMIC  II:  The  segregated   pool  of  assets  subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC II Liquidation Loss Amounts: For any Payment Date, Liquidation Loss Amounts on the Group I Loans for the related Collection Period shall be allocated as follows: Liquidation Loss Amounts shall be allocated pro rata to the REMIC II Regular Interests LTA-IO to the extent, if any, that Liquidation Loss Amounts for such Payment Date are allocated to the Class A-I-IO Notes. Any remaining Liquidation Loss Amounts shall be allocated (i) to the

REMIC II Regular Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4 pro rata according to their respective Principal Reduction Amounts, provided that such allocation to each of the REMIC II Regular Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LR4 shall not exceed their respective Principal Reduction Amounts for such Payment Date, and
(ii) any Liquidation Loss Amounts not allocated to any of the REMIC II Regular Interest LT2, REMIC II Regular Interest LT3 or REMIC II Regular Interest LT4 pursuant to the proviso of clause (i) shall be allocated to the REMIC II Regular Interest LT1, until the principal balance of such RMEIC II Regular Interest LT1 shall have been reduced to zero. If any Liquidation Loss Amounts for such Payment Date remain, such amounts shall be allocated among the REMIC II Regular Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4 pro rata according to their respective principal balances after reduction by the Liquidation Loss Amounts allocated to such REMIC II Regular Interests pursuant to the preceding sentence.

               REMIC II Regular Interests: REMIC II Regular Interests LTA-IO, LT1, LT2, LT3 and LT4 having the properties set forth in the following table and elsewhere herein:

---------------- -------------------------- ---------------------- -----------------------
                         REMIC II           Initial Uncertificated     Latest Possible
  Designation         Remittance Rate          Principal Balance        Maturity Date

---------------- -------------------------- ---------------------- -----------------------
      LT1               Variable(1)         $      224,964,960.57     August 25, 2032
      LT2               Variable(1)         $            9,641.06     August 25, 2032
      LT3               Variable(1)         $           12,858.97     August 25, 2032
      LT4               Variable(1)         $           12,858.97     August 25, 2032
    LTA-IO1             Variable(2)            $           N/A(3)     October 25, 2002
    LTA-IO2             Variable(2)            $           N/A(3)    November 25, 2002
    LTA-IO3             Variable(2)            $           N/A(3)    December 25, 2002
    LTA-IO4             Variable(2)            $           N/A(3)     January 25, 2003
    LTA-IO5             Variable(2)            $           N/A(3)    February 25, 2003
    LTA-IO6             Variable(2)            $           N/A(3)      March 25, 2003
    LTA-IO7             Variable(2)            $           N/A(3)      April 25, 2003
    LTA-IO8             Variable(2)            $           N/A(3)       May 25, 2003
    LTA-IO9             Variable(2)            $           N/A(3)      June 25, 2003
   LTA-IO10             Variable(2)            $           N/A(3)      July 25, 2003
   LTA-IO11             Variable(2)            $           N/A(3)     August 25, 2003
   LTA-IO12             Variable(2)            $           N/A(3)    September 25, 2003
   LTA-IO13             Variable(2)            $           N/A(3)     October 25, 2003
   LTA-IO14             Variable(2)            $           N/A(3)    November 25, 2003
   LTA-IO15             Variable(2)            $           N/A(3)    December 25, 2003
   LTA-IO16             Variable(2)            $           N/A(3)     January 25, 2003
   LTA-IO17             Variable(2)            $           N/A(3)    February 25, 2004
   LTA-IO18             Variable(2)            $           N/A(3)      March 25, 2004
   LTA-IO19             Variable(2)            $           N/A(3)      April 25, 2004
   LTA-IO20             Variable(2)            $           N/A(3)       May 25, 2004
   LTA-IO21             Variable(2)            $           N/A(3)      June 25, 2004
   LTA-IO22             Variable(2)            $           N/A(3)      July 25, 2004
   LTA-IO23             Variable(2)            $           N/A(3)     August 25, 2004
   LTA-IO24             Variable(2)            $           N/A(3)    September 25, 2004
   LTA-IO25             Variable(2)            $           N/A(3)     October 25, 2004

                                       47

   LTA-IO26             Variable(2)            $           N/A(3)    November 25, 2004
   LTA-IO27             Variable(2)            $           N/A(3)    December 25, 2004
   LTA-IO28             Variable(2)            $           N/A(3)     January 25, 2005
   LTA-IO29             Variable(2)            $           N/A(3)    February 25, 2005
   LTA-IO30             Variable(2)            $           N/A(3)      March 25, 2005
---------------- -------------------------- ---------------------- -----------------------

(1)     Calculated as provided in the definition of REMIC II Remittance Rate.

(2) Until the "latest possible maturity date" set forth in the last column of this table, a per annum rate equal to 6.50% or the REMIC I Remittance Rate, if less, and 0.00% thereafter. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the Maturity Date.

(3) REMIC II Regular Interests LTA-IO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount outstanding from time to time which shall equal the Uncertificated Principal Balance of REMIC I Regular Interest LTB with the same numerical designation (the "Related REMIC I Regular Interest LTB") for Distribution Dates on or before the Latest Possible Maturity Date for such REMIC II Regular Interest LTA-IO, and thereafter shall be $0.00.

               REMIC II Regular Interest LTA-IO1: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO1 shall be treated as related to Class I-LTB1 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO2: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO2 shall be treated as related to Class I-LTB2 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO3: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO3 shall be treated as related to Class I-LTB3 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO4: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO4 shall be treated as related to Class I-LTB4 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO5: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO5 shall be treated as related to Class I-LTB5 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO6: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO6 shall be treated as related to Class I-LTB6 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO7: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO7 shall be treated as related to Class I-LTB7 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO8: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO8 shall be treated as related to Class I-LTB8 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO9: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO9 shall be treated as related to Class I-LTB9 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO10: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO10 shall be treated as related to Class I-LTB10 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO11: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO11 shall be treated as related to Class I-LTB11 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO12: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO12 shall be treated as related to Class I-LTB12 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO13: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO13 shall be treated as related to Class I-LTB13 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO14: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO14 shall be treated as related to Class I-LTB14 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO15: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO15 shall be treated as related to Class I-LTB15 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO16: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO16 shall be treated as related to Class I-LTB16 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO17: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO17 shall be treated as related to Class I-LTB17 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO18: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO18 shall be treated as related to Class I-LTB18 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO19: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO19 shall be treated as related to Class I-LTB19 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO20: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO20 shall be treated as related to Class I-LTB20 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO21: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO21 shall be treated as related to Class I-LTB21 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO22: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO22 shall be treated as related to Class I-LTB22 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO23: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO23 shall be treated as related to Class I-LTB23 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO24: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO24 shall be treated as related to Class I-LTB24 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO25: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO25 shall be treated as related to Class I-LTB25 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO26: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO26 shall be treated as related to Class I-LTB26 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO27: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO27 shall be treated as related to Class I-LTB27 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO28: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO28 shall be treated as related to Class I-LTB28 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO29: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO29 shall be treated as related to Class I-LTB29 REMIC I Regular Interest.

               REMIC II Regular Interest LTA-IO30: A regular interest in REMIC II, held as an asset of REMIC III, that has a notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related REMIC II Remittance Rate, and that has such other terms as are described herein. REMIC II Regular Interest LTA-IO30 shall be treated as related to Class I-LTB30 REMIC I Regular Interest.

               REMIC  III:  The  segregated   pool  of  assets  subject  hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

               REMIC III Liquidation Loss Amounts: On any Payment Date, Liquidation Loss Amounts for the related Collection Period shall be allocated first to the REMIC III Regular Interest SB-IO in reduction of the accrued and unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero, second to the REMIC III Regular Interest SB-PO in reduction of the Class Principal Balance thereof until such Class Principal Balance shall have been reduced to zero and third to the Class A-I Notes to the same extent, if any, that (i) amounts interest accrued on such Notes since the prior Payment Date remain unpaid after distributions on such Payment Date and (ii) the aggregate of the Class Principal Balances of the Class A-I Notes following distributions on such Payment Date exceed the aggregate principal balance of the Group I Loans by more than such excess, if any, after distributions on the immediately prior Payment Date.

               REMIC III Regular Interest SB-IO: A regular interest in REMIC III with no entitlement to principal and entitled to interest at the REMIC III Regular Interest SB-IO Certificate Rate on the Class SB-IO Notional Amount.

               REMIC III Regular Interest SB-PO: A regular interest in REMIC III with no entitlement to interest and entitled to principal in an amount equal to the initial principal balance of the Class SB-I Certificates and any amounts in the nature of prepayment charges received in connection with Loan Group I, provided that any payment of prepayment charges shall not be deemed to reduce the principal balance of the REMIC III Regular Interest SB-PO.

               REMIC III Regular Interests: Each Class of the Class I Notes and the REMIC III Regular Interests SB-IO and SB-PO.

               REMIC III Remittance Rate: With respect to each Class of Class I Notes, the Note Rate for such Class. With respect to the REMIC III Regular Interest SB-PO, 0% per annum. With respect to the REMIC III Regular Interest SB-IO the Certificate Rate therefor.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Noteholders of any REO Property pursuant to Section 3.07 of the Servicing Agreement.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition, including any amounts received by the Master Servicer as a recovery subsequent to the deeming of a REO Disposition as set forth in Section 3.13.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Home Equity Loan.

               Repurchase  Event:  With respect to any Home Equity Loan,  either
(i) a discovery that, as of the Closing Date, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Home Equity Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Home Equity Loan as to which the Seller delivers a Lost Note Affidavit, a subsequent default on such Home Equity Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

               Repurchase Price: With respect to any Home Equity Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as to the second to last day in such month) on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date.

     Request for Release: The form attached as Exhibit 4 to the Custodial Agreement or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Home Equity Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement, the Program Guide or the related Subservicing Agreement in respect of such Home Equity Loan.

               Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Revolving Period: The period commencing on the Closing Date and ending on September 30, 2007.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               Security:  Any of the Certificates or Notes.

               Security Balance: With respect to any Payment Date and each Class of Term Notes, the Initial Security Balance thereof prior to such Payment Date reduced by all payments of principal thereon prior to such Payment Date. With respect to any Payment Date and the Variable Funding Notes, the Initial Security Balance thereof prior to such Payment Date (i) increased by the Aggregate Additional Balance Differential for such Variable Funding Note immediately prior to such Payment Date and (ii) reduced by all payments of principal thereon and Liquidation Loss Amounts allocated thereto prior to such Payment Date. With respect to any Payment Date and the Certificates, the Certificate Principal Balance thereof.

               Securityholder or Holder:  Any Noteholder or a Certificateholder.

     Seller: Residential Funding Corporation, a Delaware corporation, and its successors and assigns.

     Seller's Agreement: The agreement between the Seller, as purchaser, and the related Program Seller, as seller.

     Servicing Agreement: The Servicing Agreement, dated as of the Closing Date, between the Indenture Trustee, the Issuer and the Master Servicer, as master servicer.

     Servicing Certificate: A certificate prepared by a Servicing Officer on behalf of the Master Servicer in accordance with Section 4.01 of the Servicing Agreement.

     Servicing Default: The meaning specified in Section 7.01 of the Servicing Agreement.

     Servicing Fee: With respect to any Home Equity Loan, the sum of the related Master Servicing Fee and the related Subservicing Fee.

     Servicing Fee Rate: With respect to any Home Equity Loan, the sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer, as such list may be amended from time to time.

     Single Certificate: A Certificate in the denomination of a Certificate Percentage Interest of 10.0000%.

               Special Hazard Amount: With respect to the Group I Loans, as of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $2,250,003 less the sum of (A) the aggregate of any Liquidation Loss Amounts on the Group I Loans due to Special Hazard Losses and (B) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Group I Loan which has the largest outstanding principal balance on the Payment Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group I Loans on the Payment Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Payment Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Group I Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Group I Loans on the Payment Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Group I Loan which has the largest outstanding principal balance on the Payment Date immediately preceding such anniversary.

               With respect to the Group II Loans, as of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $2,050,000 less the sum of (A) the aggregate of any Liquidation Loss Amounts on the Group II Loans due to Special Hazard Losses and (B) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the HELOC which has the largest outstanding principal balance on the Payment Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding aggregate Credit Limits of all HELOCs on the Payment Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Payment Date) of the HELOCs in any single five-digit California zip code area with the largest amount of HELOCs by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding aggregate Credit Limits for all HELOCs on the Payment Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the HELOCs which has the largest outstanding principal balance on the Payment Date immediately preceding such anniversary

               Special Hazard Loss: Any Liquidation Loss Amount not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.04 of the Servicing Agreement, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any losses resulting from an Extraordinary Event.

               Special Hazard Percentage:  As of each anniversary of the Cut-off
Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Payment Date) of the Group I Loans or Group II Loans, as applicable secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Group I Loans or Group II Loans, as applicable, as of the immediately preceding Payment Date.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     Stated Value: With respect to any Home Equity Loan, the value of the Mortgaged Property as stated by the related Mortgagor in his or her application.

     Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.ss.3801 et seq., as the same may be amended from time to time.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement as a Subservicer by the Master Servicer.

     Subservicing Account: An Eligible Account established or maintained by a Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Home Equity Loans as provided in Section 3.01 of the Servicing Agreement.

               Subservicing Fee: With respect to any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Home Equity Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

     Subservicing Fee Rate: With respect to each Home Equity Loan, 0.50% per annum.

               Substitution Adjustment Amounts: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Master Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the monthly payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution).

               Teaser Loan: Any HELOC which, as of the Cut-off Date, has a Loan Rate that is less than the sum of the Index at the time of origination plus the applicable Gross Margin.

               Telerate Screen Page 3750: The display designated as page 3750 on the Moneyline Telerate Capital Markets Reports (or (i) such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks) or (ii) if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Master Servicer and the Credit Enhancer.

               Term Notes: The Class I Notes and Class A-II Notes.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transfer Date: As defined in Section 3.15(c) of the Servicing Agreement.

     Transfer Notice Date: As defined in Section 3.15(c) of the Servicing Agreement.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

               Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     Trust: The Home Equity Loan Trust 2002-HS3 to be created pursuant to the Trust Agreement.

     Trust Agreement: The Amended and Restated Trust Agreement, dated as of the Closing Date, between the Owner Trustee and the Depositor.

     Trust Estate: The meaning specified in the Granting Clause of the Indenture.

               Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in the States of New York, Delaware or Minnesota, as applicable.

               Uncertificated Accrued Interest: With respect to any REMIC I Regular Interest for any Payment Date, one month's interest at the related REMIC I Remittance Rate for such Payment Date, accrued on the Uncertificated Principal Balance immediately prior to such Payment Date. Uncertificated Accrued Interest for the REMIC I and REMIC II Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Payment Date, any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Group I Loans for such Payment Date shall be allocated among the LTA and LTB REMIC I Regular Interests pro rata based on, and to the extent of, the Uncertificated Accrued Interest thereon, as calculated without the application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Payment Date, any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Group I Loans for such Payment Date shall be allocated among the LT1, LT2, LT3, LT4 and LTA-IO REMIC I Regular Interests, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. With respect to any Payment Date and the REMIC III Regular Interest SB-IO, one month's interest at the related Certificate Rate on the Notional Amount thereof reduced by its pro-rata share of any Prepayment Interest Shortfalls or Relief Act Shortfalls relating to the Group I Loans, but not reduced by amounts distributable pursuant to clauses (vi), (vii), (viii) or
(ix) of Section 3.05(a)(I) of the Indenture.

               Uncertificated Notional Amount: With respect to each REMIC II Regular Interest LTA-IO, the amount defined in footnote (3) to the definition of REMIC II Regular Interest.

               Uncertificated Principal Balance: With respect to any Payment Date and any REMIC I Regular Interest, the Initial Balance thereof reduced by the allocation to the principal thereof on prior Payment Dates of Liquidation Loss Amounts pursuant to the definition of REMIC I Liquidation Loss Amounts and of amounts deemed distributed with respect to the REMIC I Regular Interests. With respect to any Payment Date and any REMIC II Regular Interest, the Initial Balance thereof reduced by the allocation to the principal thereof on prior Payment Dates of Liquidation Loss Amounts pursuant to the definition of REMIC II Liquidation Loss Amounts and of amounts deemed distributed with respect to the REMIC II Regular Interests. With respect to any Payment Date and the REMIC III Regular Interest SB-PO, the Initial Balance thereof reduced by the allocation to the principal thereof on prior Payment Dates of Liquidation Loss Amounts, to the extent such Liquidation Loss Amounts are allocated to the principal of the Class SB-I Certificates, and amounts deemed distributed with respect to such REMIC III Regular Interest.

     Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

     Underwriters: Salomon Smith Barney Inc. and Residential Funding Securities Corporation.

               Undercollateralization Amount: Initially equal to approximately $2,499,965. With respect to any Payment Date, the amount, if any, by which the aggregate Security Balance of the Class II Notes on such Payment Date exceeds the Pool Balance of the Group II Loans as of the last day of the related Collection Period (after application of Net Principal Collections or Principal Collections, as the case may be, for such date).

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     Variable Funding Notes: The Class II Notes designated as the "Variable Funding Notes" in the Indenture including any Capped Funding Notes.